[NEUBERGER BERMAN LOGO]

ANNUAL REPORT
OCTOBER 31, 2002

NEUBERGER BERMAN
INCOME FUNDS

INVESTOR CLASS SHARES

TRUST CLASS SHARES

CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                       2

PORTFOLIO COMMENTARY/
  GROWTH OF A DOLLAR CHARTS
Limited Maturity Bond Fund              4
High Income Bond Fund                   6
Municipal Securities Trust              8
Municipal Money Fund                   10
Cash Reserves                          11
Government Money Fund                  12

SCHEDULE OF INVESTMENTS
Cash Reserves                          15
Government Money Fund                  17
High Income Bond Fund                  19
Limited Maturity Bond Fund             26
Municipal Money Fund                   30
Municipal Securities Trust             41

FINANCIAL STATEMENTS                   46

FINANCIAL HIGHLIGHTS (ALL CLASSES)
  PER SHARE DATA
Cash Reserves                          65
Government Money Fund                  66
High Income Bond Fund                  67
Limited Maturity Bond Fund             68
Municipal Money Fund                   69
Municipal Securities Trust             70

REPORT OF INDEPENDENT AUDITORS         72

DIRECTORY                              73

TRUSTEES AND OFFICERS                  74

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2002 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO]

Dear Fellow Shareholder,

The end of the fiscal year on October 31, 2002 marked the 34th month of a powerful fixed-income bull market. Across the board, Neuberger Berman's fixed-income portfolios have taken advantage of this phenomenon.

All of our bond funds performed strongly during the fiscal year, but I would like to call your attention to one in particular. During the fiscal year, Neuberger Berman recruited the high-yield bond group from Lipper & Co., which had managed the Lipper High Income Bond Fund. In a reorganization, we combined Lipper's high- yield bond fund with ours to form the Neuberger Berman High Income Bond Fund. The Fund's investment objective is high total returns consistent with capital preservation, and it already boasts an excellent track record. Wayne C. Plewniak leads the group that manages the Fund. He is a highly experienced bond manager whose conservative investment philosophy fits well with Neuberger Berman's. The Neuberger Berman High Income Bond Fund is an excellent addition to our family of bond funds.

As the fixed-income markets have become more fashionable in recent years, we noticed that more investors were purchasing riskier securities and stretching for yield. Neuberger Berman rejected that notion and sought only the best credits. When the corporate accounting scandals of the past year erupted, Neuberger Berman's strong research enabled our fixed-income managers to steer clear of trouble. Our fixed-income portfolios owned none of the securities of Enron, Global Crossing, or other notable corporate bankruptcies. Our aversion to risk, combined with Federal Reserve Board cuts that brought short-term interest rates to their lowest level in more than 40 years, helped to make Neuberger Berman's fixed-income mutual funds stellar performers.

Despite the overall bull market in bonds, the corporate bond market was challenging in this reporting period. The corporate accounting scandals and ensuing loss of investor confidence drove down the Lehman Credit Index so that it underperformed the Treasury Index by more than 1.94%. At this point in the cycle, our portfolio managers are sifting through the corporate credit market in an effort to find the "unwanted and unloved" bonds that may be the next cycle's compelling values.

                                               NEUBERGER BERMAN OCTOBER 31, 2002

In the high-yield market, our unwillingness to lend to sub-quality issuers helped us to deliver excellent performance, even in a market that showed an overall decline. By focusing on higher-grade securities within the high-yield sector, we maintained an attractive risk/reward profile and avoided those CEOs who have lately been taking high-profile "perp" walks.

The municipal market rallied strongly in the fiscal year's second half, in spite of yield levels that often represent resistance. Given investors' preference for quality and tax protection, it was not surprising that the municipal market proved robust, despite issuance that was more than 24% higher than in the prior year. Our focus on high quality once again benefited our funds' shareholders.

The mortgage market in fiscal 2002 was "a tale of two cities." During the first half, mortgages performed sensationally. But it took fortitude to exit the market before yields on 30-year mortgages fell to levels last seen 40 years ago and record home sales and refinancing propelled prepayments. Although we maintain a constructive long-term outlook on mortgages, we believe security selection, constant monitoring and a watchful eye on prepayment risk will differentiate between superior and poor performance in the coming year.

The supply of Treasury bonds continued to decline, although the government is funding a substantial budget deficit with record short-term issuance. We believe this is a shortsighted strategy. Nevertheless, during this fiscal year, we used the Treasury market to strong advantage, shifting our Treasury allocations opportunistically to take the best advantage of returns when they appeared strong relative to other markets.

Our experience tells us that with the fixed-income bull market now getting a bit long in the tooth, it is prudent to position our portfolios defensively across the board.

Investors who entrusted their fixed-income assets to us have enjoyed a strong fiscal 2002 in addition to a strong three years. Our mission is to deliver income while controlling risk for our shareholders. We will continue to work diligently to succeed at that mission, and we thank you for your confidence in us.

Sincerely,

                                /s/ Peter Sundman

                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

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LIMITED MATURITY BOND FUND Portfolio Commentary

The limited maturity fixed-income market performed strongly during this fiscal year. As concerns over terrorism, the economy and corporate accounting practices buffeted the equity markets, high-quality bonds offered investors an oasis of solid returns, relative safety and principal preservation, particularly at the shorter end of the yield curve.

The Limited Maturity Bond Fund modestly underperformed the Merrill Lynch 1-3 Year Treasury Index but delivered positive returns and preserved capital.

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                                                     MERRILL LYNCH 1-3 YEAR
                  INVESTOR CLASS    TRUST CLASS(6)           TREASURY INDEX
1 Year                      3.42%             3.35%                    4.90%
5 Year                      5.23%             5.13%                    6.47%
10 Year                     5.39%             5.32%                    6.05%
Life of Fund(3)             6.44%             6.40%                    7.07%
---------------------------------------------------------------------------
INCEPTION DATE        06/09/1986        08/30/1993

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                          MERRILL LYNCH 1-3 YEAR
        INVESTOR CLASS        TREASURY INDEX
1992         $  10,000                 $  10,000
1993         $  10,709                 $  10,582
1994         $  10,722                 $  10,708
1995         $  11,614                 $  11,666
1996         $  12,246                 $  12,355
1997         $  13,099                 $  13,157
1998         $  13,743                 $  14,170
1999         $  14,016                 $  14,594
2000         $  14,642                 $  15,480
2001         $  16,342                 $  17,157
2002         $  16,900                 $  17,997

                                           VALUE AS OF 10/31/02
Investor Class                                  $ 16,900
Merrill Lynch 1-3 Year Treasury Index           $ 17,997

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

With interest rates reaching their lowest levels in more than 40 years and the threat of war in Iraq looming, we continued to maintain a defensive posture, reducing the portfolio's average duration. Duration declined from 2.1 years at the end of fiscal 2001 to 1.7 years on October 31, 2002.

Although the fixed-income markets experienced some pitfalls in fiscal 2002, the portfolio sidestepped the worst problems. We avoided the securities of Enron, Global Crossing and other high-profile bankruptcies. We used temporary downturns to selectively add strong credits within the corporate sector. At the end of the period, corporate securities accounted for 47.3% of the portfolio, up slightly from the 45.7% weighting at the end of the prior fiscal year. We allocated about 8% of the corporate holdings to a defensive posture in corporate floating-rate securities.

Given market fluctuations and accounting concerns, broad diversification also helped us to maintain our strong defensive posture. With more than 105 carefully selected securities, we constructed a higher-than-usual bulwark against event risk. We believe, however, that the corporate sector will perform better in the year ahead as companies strengthen their balance sheets, assuming the economy begins to recover. Our value-based strategy will continue to focus on issuers that have shown stable or improving fundamentals.

As relative values adjusted during the fiscal year, we profited by maintaining a flexible stance on U.S. Treasury securities. We reduced our Treasury position from 10.3% of the portfolio at the close of fiscal 2001 to zero in March, gradually raising it to 20.4% in August, and then paring Treasury holdings back again to 6.7% of the portfolio on October 31, 2002.

As buyers migrated into high-quality sectors and issues, U.S. Government Agency securities exhibited strength. In this sector, too, we gained best advantage by maintaining flexibility throughout the fiscal year. U.S. Agency securities accounted for about 15% to 16% of the portfolio during the first four months, but we reduced the position at mid-year before increasing it to 26.6% of the portfolio by October 31, 2002.

As interest rates fell across the board, we reaped substantial dividends in our mortgage-backed holdings, which began the fiscal year at 16.1% of the portfolio and reached a peak of 19.2% in February 2002. But as 30-year mortgage rates fell to levels last seen 40 years ago, we began trimming the position in anticipation of growing prepayments in the wake of record home sales and refinancing. Despite our constructive long-term outlook on mortgages, we profited by reducing mortgage-backed securities to 7.5% of the portfolio on October 31, 2002. Security selection and constant analysis drive our mortgage investments, and we believe those elements continue to make the difference between superior and poor performance in the coming year.

After three years of a strong bull market in bonds, we are especially cautious. We continue to favor corporate and other non-Treasury sectors, as we expect that the results of two years of monetary stimulus will begin to benefit the economy. We believe that an economic recovery may take hold in 2003.

Overall economic and geopolitical conditions dictate that we take our role as fiduciaries especially seriously. We have always believed that fixed-income investments should provide income, stability and safety of principal. We also believe that the current environment plays to our strengths. Our conservative management style will continue to position the Fund as a haven from equity volatility and much general market uncertainty.

Sincerely,


                                /s/ Ted Giuliano


                            /s/ Catherine Waterworth

                      TED GIULIANO AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS

The 30-day SEC yield of the Investor Class Shares ending 10/31/02 was 3.15%, and the Trust Class Shares was 3.05%.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Limited Maturity Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

HIGH INCOME BOND FUND Portfolio Commentary

The High Income Bond Fund performed well during the challenging fiscal year ended October 31, 2002, returning 6.52% to investors. These results exceeded the Lehman Intermediate Ba US High Yield Index, which declined 3.46% in the period, and the Lipper High Yield Bond Fund Index, which declined 5.97%.

During this fiscal year, the Fund completed the reorganization through which the Lipper High Income Bond Fund* was combined with the Neuberger Berman High Yield Bond Fund. The resulting Neuberger Berman High Income Bond Fund has investment objectives, policies, and strategies that are substantially the same as those of the Lipper High Income Bond Fund. Specifically, the Fund's investment objective is high total returns consistent with capital preservation. In pursuit of this, our investment process focuses primarily on upper-tier high-yield securities including those sometimes known as "junk bonds." In our opinion, these types of securities have an attractive risk/reward profile.

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                                       LEHMAN INTERMEDIATE Ba
                  INVESTOR CLASS(9)       US HIGH YIELD INDEX
1 YEAR                         6.52%                    (3.46%)
5 YEAR                         5.44%                     3.40%
10 YEAR                        7.87%                     7.04%
LIFE OF FUND(3)                8.04%                     7.27%
-------------------------------------------------------------
INCEPTION DATE           02/01/1992

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                          LEHMAN INTERMEDIATE Ba
       INVESTOR CLASS        US HIGH YIELD INDEX
1992        $  10,000                 $  10,000
1993        $  11,578                 $  11,491
1994        $  11,783                 $  11,727
1995        $  13,224                 $  13,567
1996        $  14,550                 $  14,930
1997        $  16,371                 $  16,711
1998        $  16,718                 $  17,426
1999        $  17,628                 $  18,027
2000        $  18,652                 $  18,760
2001        $  20,027                 $  20,460
2002        $  21,333                 $  19,753

                                               VALUE AS OF 10/31/02
Investor Class                                       $ 21,333
Lehman Intermediate Ba US High Yield Index           $ 19,753

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

The high-yield market was turbulent during the fiscal year as investors reacted to relatively weak economic data, geopolitical concerns, disappointing corporate earnings announcements and the poor accounting practices reported at several major companies. Bond issuer default rates reached record levels in the second quarter of 2002, according to Moody's Investors Service. Our commitment to higher-credit quality securities, however, enabled us to largely avoid the punishment that sellers inflicted on lesser quality credits.

The current high-yield market is trading at unusually wide spreads relative to historical levels. In this environment, the Lehman High Yield Bond Index declined 8.44% in the first 10 months of 2002, raising spreads in the overall high-yield market to about 1,000 basis points over yields for comparable Treasuries. Although the overall market appears to be trading at distressed levels, however, the statistical average masks an underlying bifurcation. Higher-quality bonds are trading at about 600 basis points over comparable Treasuries, while the truly distressed bonds have been concentrated in the communications, media, utilities and transportation sectors.

By focusing on the higher quality and lower-risk investment opportunities available among BB-rated securities and diligently seeking to select the most attractive high-yield securities of companies able to cover fixed charges, the Fund was able to avoid some of the problem areas in the market and to outperform both its benchmarks and its peer group.

The portfolio composition reflected the Fund's disciplined investment process. Of the Fund's non-cash (or cash equivalent) holdings, the percentage of BB securities remained relatively steady during the fiscal year, closing the period at 48.5% of bonds in the portfolio on October 31, 2002. Similarly, the percentage of BBB securities remained approximately the same, closing the period at 20.0% of the bonds in the portfolio, while B securities accounted for 29.9% of the bonds in the portfolio, about the same levels as a year earlier.

In addition, the Fund maintained its discipline in regards to maturity and duration, reducing both slightly to 4 years and 2.7 years respectively by the period's end, reflecting the more conservative posture that the Fund has traditionally assumed at the end of a business cycle. This also benefited results.

We are not market prognosticators, but we have successfully managed portfolios of high-yield bonds through various market environments, and we believe that our disciplined strategy will continue to provide an effective method of preserving and enhancing our clients' assets.

Through disciplined portfolio management and rigorous fundamental credit analysis, we will continue to focus on our longstanding investment objective of high total returns consistent with capital preservation.

Sincerely,


                              /s/ Wayne C. Plewniak

                                WAYNE C. PLEWNIAK
                            SENIOR PORTFOLIO MANAGER

The 30-day SEC yield of the Investor Class Shares was 7.11% on October 31, 2002.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the High Income Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

* The Lipper High Income Bond Fund is not, and has not, been affiliated with the Lipper High Yield Bond Fund Index.

MUNICIPAL SECURITIES TRUST Portfolio Commentary

The Municipal Securities Trust enjoyed strong returns during the 12 months ended October 31, 2002, as the strong bull market in bonds continued.

The Federal Reserve Board maintained its easing stance throughout the fiscal year, which ended with short term rates at 1.75%, their lowest level in more than 40 years. On November 6, 2002, the Fed cut rates by another 50 basis points, to 1.25%. Despite low market rates, we believe that the municipal market currently offers compelling value versus taxable debt, particularly U.S. Treasury debt.

AVERAGE ANNUAL TOTAL RETURN(1),(2)

                                        LEHMAN BROTHERS
                   INVESTOR CLASS(8)    7-YEAR GO INDEX
1 Year                         5.35%              6.12%
5 Year                         5.52%              5.97%
10 Year                        5.67%              6.41%
Life of Fund(3)                6.12%              6.87%
------------------------------------------------------
INCEPTION DATE           07/09/1987

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                         LEHMAN BROTHERS 7-YEAR GO
       INVESTOR CLASS              INDEX
1992        $  10,000                    $  10,000
1993        $  11,130                    $  11,190
1994        $  10,844                    $  10,962
1995        $  11,966                    $  12,353
1996        $  12,435                    $  12,941
1997        $  13,270                    $  13,922
1998        $  14,229                    $  14,958
1999        $  14,082                    $  14,969
2000        $  14,992                    $  15,981
2001        $  16,475                    $  17,533
2002        $  17,356                    $  18,605

                                                VALUE AS OF 10/31/02
Investor Class                                          $ 17,356
Lehman Brothers 7-Year GO Index                         $ 18,605

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

This year, the Federal budget swung dramatically from an expected surplus to a deficit. Many state and local governments also now face declining tax revenues and budget deficits. We have therefore intensified our ever-vigilant focus on credit quality. During this fiscal year, we sought to purchase the highest-quality stable credits that we believe will withstand an economic downturn, even if that means sacrificing incremental yield.

In our effort to seek the highest-quality municipal bonds, we limited our exposure to New York credits during the period. In these circumstances, we believe there were better relative values elsewhere. Throughout the period, we introduced positions in Georgia and Nevada securities, and closed the year with 5.9% of the portfolio invested in each. Similarly, we held Orange County transportation credits, purchased in April, which accounted for 3.3% of the portfolio on October 31. Several sectors in the market lost principal during the period, but we were able to avoid these pitfalls.

Given ongoing market weakness, we entered the period with shorter-than-average 6.1-year duration, which we further reduced to 5.3 years by October 31. The Fund's conservative position benefited as the market favored short- and intermediate-term securities and investors avoided the long-term bonds that in this environment seemed to offer little added benefit for their risk.

During the fiscal year, municipalities rushed to take advantage of falling interest rates to refinance existing debt at lower costs and to prepare for expected revenue declines. This created supply and demand imbalances that we sought to use to shareholders' advantage by adding good quality credits at attractive levels.

We continue to believe that our strict bottom-up credit evaluation process will serve investors well. We remain mindful of pockets of weakness in the municipal markets and the potential for rising rates as the economy improves. We also continue to see value in sectors that may benefit from expected positive developments.

Looking forward, the market continues to anticipate an end to the Fed's easing cycle. While we have taken advantage of isolated yield opportunities, we do not believe the market offers sufficient yield compensation for taking additional credit risk in the entire portfolio. However, as the economy stabilizes, we will begin to add bonds that we believe will benefit from a rate-tightening scenario.

Throughout the recent economic and equity market turmoil and corporate accounting scandals, investors have sought high-quality securities, an objective that we believe plays to Neuberger Berman's strength. We have always believed that safety of shareholder assets is of foremost importance. The municipal bond asset class provides both liquidity and relative stability to clients invested in our diversified portfolios.

During this period of equity market turmoil, municipal bonds have provided well-diversified investors with a solid cornerstone for their portfolios. We believe that they will continue to do so. We also believe that our conservative approach to providing tax-protected income and principal preservation can benefit investors in the near and long term. We remain optimistic about the Trust's prospects.

Sincerely,

                                /s/ Ted Giuliano

                                /s/ Thomas Brophy

                                /s/ Kelly Landron

                         TED GIULIANO, THOMAS BROPHY AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

For the period ending 10/31/02, the 30-day SEC yield of the Municipal Securities Trust was 2.74% and the tax-equivalent yield was 4.46% for an investor in the highest federal income tax bracket (38.6%).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Municipal Securities Trust will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

MUNICIPAL MONEY FUND Portfolio Commentary

The Municipal Money Fund performed quite well during the 12 months ended October 31, 2002, as weakness in the U.S. economy and stock markets continued to propel the multi-year bull market in fixed-income instruments. The Fund's returns remained robust, performing in line with the Money Fund Report Tax-Free National Retail Average.

The Federal Reserve Board maintained its easing stance throughout the fiscal year, which ended with short-term rates at 1.75%, their lowest level in more than 40 years. On November 6, 2002, the Fed cut rates by another 50 basis points, to 1.25%. Despite low market rates, we believe that the municipal money market currently offers compelling value versus taxable debt, particularly U.S. Treasury debt.

During this reporting period, municipalities rushed to take advantage of falling interest rates to refinance existing debt at lower costs and to prepare for expected revenue declines. This created supply and demand imbalances that we sought to use to shareholders' advantage by adding high-quality credits at attractive levels. While several sectors lost principal during the period, the Fund avoided these pitfalls.

This year, the Federal budget swung dramatically from an expected surplus to a deficit. Many state and local governments also now face declining tax revenues and budget deficits. We have therefore intensified our ever-vigilant focus on credit quality. During this fiscal year, we sought to purchase only the highest-quality stable credits that we believe will withstand an economic downturn, even if that means sacrificing incremental yield.

Looking forward, we believe that the market is nearing the end of the Fed's easing cycle. While we have taken advantage of isolated yield opportunities, we do not believe the market offers sufficient yield compensation to justify taking additional credit risk in the entire portfolio. However, as the economy stabilizes, we will begin to add securities that we believe will benefit from such a scenario.

Overall, we continue to have faith that high-quality municipal securities will provide investors with a relatively safe and solid haven in which to invest a portion of their portfolios. We believe that our conservative approach to providing tax-protected income and principal preservation will remain gratifying for the near and long term. We remain optimistic about the Fund's prospects.

Sincerely,

                                /s/ Ted Giuliano

                                /s/ Thomas Brophy

                                /s/ Kelly Landron

                         TED GIULIANO, THOMAS BROPHY AND
                                  KELLY LANDRON
                              PORTFOLIO CO-MANAGERS

For the period ending 10/31/02, the 7-day current yield of the Municipal Money Fund was 1.16% and the tax-equivalent yield was 1.89% for an investor in the highest federal income tax bracket (38.6%). The effective yield was 1.17% and the tax-equivalent yield was 1.91% for an investor in the highest federal income tax bracket (38.6%).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

CASH RESERVES Portfolio Commentary

Cash Reserves performed exceedingly well during the fiscal year ending October 31, 2002. Our shareholders enjoyed positive returns, capital preservation and shelter from the weakness that continued in the equity and other financial markets. The Fund returned 1.56% during the fiscal year, 31 basis points ahead of the Money Fund Report Taxable First Tier Retail Average. The Fund closed the period with a 1.21% seven-day current yield and 1.22% seven-day effective yield.

During this fiscal year, we experienced a low-interest-rate environment, which was capped by the Fed's 50-basis point reduction in overnight rates on November 6 (after the period had ended). The economy has been slow to recover. Overall, cash-market supply-and-demand dynamics were affected by the weak economy, corporate earnings and accounting concerns, and the possible end of the Fed's easing cycle.

The U.S. government continued to issue record amounts of four-week and three- and six-month Treasury bills to fund the federal budget deficit. Proactively and by design, we moved to alter the portfolio composition as the risk/reward profile of the Treasury sector improved relative to those of the commercial paper and other cash markets. Both the returns and relative attractiveness of non-Treasury sectors and securities declined as the gap between their yields and those of Treasuries narrowed.

At the same time, the cash markets experienced a dramatic decline in the supply of commercial paper. Hampered by concerns over accounting irregularities, and earnings and economic weakness, the issuance of commercial paper fell by 6.5% through July, and continued to decline throughout the remainder of the fiscal year.

The Fund increased its holdings of U.S. Treasury securities from 1.4% of the portfolio on November 1, 2001, to 39.1% on October 31, 2002. Holdings of U.S. government agency securities rose similarly, from 26.9% to 39.7% of the portfolio. Meanwhile, holdings of corporate commercial paper declined from 43.9% to 12.3% of the portfolio.

We also carefully managed the portfolio's weighted average maturity during the period to avoid risks and enhance returns. Weighted average maturity fell dramatically, from 67.5 days on October 31, 2001, to a low of 54.1 days in August, and rose again to 65.4 days on October 31, 2002. These changes reflected our cautious approach.

We are happy to report that yields on your Fund remained ahead of averages in this low-interest-rate environment. We positioned the portfolio conservatively to avoid potential interest rate increases as the Fed appears to have completed its easing cycle.

While financial markets overall remained challenging in fiscal 2002, our conservative management provided solid income while preserving your hard-earned capital. In this environment especially, we believe that our long experience and attention to detail will continue to reward investors who have trusted us to protect their principal while providing strong current income.

Sincerely,

                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                      TED GIULIANO AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS

                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                         CYNTHIA DAMIAN AND ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

GOVERNMENT MONEY FUND Portfolio Commentary

The Government Money Fund performed well during the fiscal year ending October 31, 2002. Our shareholders enjoyed positive returns, capital preservation and shelter from the weakness that continued in the equity and other financial markets. The Fund returned 1.50% during the fiscal year, 22 basis points ahead of the Money Fund Report Government & Agencies Retail Average. The Fund closed the period with a 1.31% seven-day current yield and 1.32% seven-day effective yield.

During this fiscal year, we experienced a low-interest-rate environment, which was capped by the Federal Reserve Board's 50-basis point reduction in overnight rates on November 6, 2002 (after the period had ended). The economy has been slow to recover. Overall supply-and-demand dynamics in the cash markets were affected by earnings and accounting concerns in the corporate sector, as well as by an apparent end of the Fed's easing cycle.

The U.S. government continued to issue record amounts of four-week and three- and six-month Treasury bills to fund the federal budget deficit. During the previous fiscal year, a change in the Fund's investment policies had enabled us to add U.S. government agency securities to the portfolio's investments. As this fiscal year progressed, we used our new flexibility to manage the mix of Treasury bills and agencies to great advantage.

In the second half, we moved to significantly modify the portfolio's composition as the risk/reward profile of the Treasury sector improved relative to other government debt in the cash markets. As agency spreads over Treasuries narrowed, reducing their appeal, we decreased agency holdings from a peak of 87.5% of the portfolio on June 30, 2002, to 54.0% on October 31, 2002.

We similarly altered the portfolio's weighted average maturity, which fell dramatically from 82.5 days at the end of the last fiscal year, to a low of 51.2 days on September 11, 2002. Weighted average maturity closed the period at 59.4 days. These changes resulted from our cautious view of the economic environment.

We are happy to report that yields on your Fund remained ahead of averages in this low-interest-rate environment. We positioned the portfolio conservatively to avoid potential interest rate increases if the Fed has completed its easing cycle.

While financial markets overall remained challenging in fiscal 2002, our conservative management provided solid income while preserving your hard-earned capital. In this environment especially, we believe that our long experience and attention to detail will continue to reward investors who have trusted us to protect their principal while providing strong current income.

Sincerely,

                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                      TED GIULIANO AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS

                               /s/ Cynthia Damian

                                /s/ Alyssa Juros

                         CYNTHIA DAMIAN AND ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1. One-year and average annual total returns are for the periods ended October 31, 2002. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

2. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following funds so that the total operating expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until December 31, 2004, except for Neuberger Berman High Income Bond Fund, which lasts until October 31, 2005. Each of these funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses, (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Management has voluntarily agreed to reimburse certain operating expenses of Neuberger Berman Government Money Fund so that expenses are limited to 0.45% of average daily net assets. This arrangement can be terminated without notice to the fund. For the twelve months ended October 31, 2002, there were no reimbursements of expenses by Management to Cash Reserves. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Investor Class, Limited Maturity Trust Class, High Income Bond Fund, Government Money and Municipal Securities Trust would have been less.

3.  From commencement of operations.

4. "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

5. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, and Cash Reserves will fluctuate.

6. Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management Inc. ("Management") caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

7. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 38.6%, assuming that all of the Fund's income is exempt from Federal income taxes.

8. A portion of the income of Municipal Money and Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

9. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods prior to September 9, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996 through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

                   MERRILL LYNCH 1-3 YEAR TREASURY INDEX:   An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

          THE LEHMAN BROTHERS Ba INTERMEDIATE BOND INDEX:   An unmanaged index comprised of BB rated bonds with maturities of less than 10 years.

     THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:   An unmanaged total return performance benchmark for the
                                                            intermediate-term, 7-year, investment grade General
                                                            Obligations (State and Local) tax-exempt bond market.

 THE MONEY FUND REPORT TAXABLE FIRST TIER RETAIL AVERAGE:   Measures the performance of money market mutual funds which hold "First Tier" securities as defined by Rule 2a-7 of the
                                                            Investment Company Act of 1940 (not including Second Tier
                                                            Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more
                                                            nationally recognized statistical ratings organizations.
                                                            Investors cannot invest directly in the Average.

           THE MONEY FUND REPORT TREASURY RETAIL AVERAGE:   Measures the performance of money market mutual funds which invest only in obligations of the U.S. Treasury (T-Bills).
                                                            Investors cannot invest directly in the Average.

                     THE MONEY FUND REPORT GOVERNMENT AND
                                 AGENCIES RETAIL AVERAGE:   Measures the performance of money market mutual funds which invest in obligations of the U.S. Treasury (T-Bills),
                                                            repurchase agreements, or U.S. Government Agency securities.
                                                            Investors cannot invest directly in the Average.

  THE MONEY FUND REPORT TAX-FREE NATIONAL RETAIL AVERAGE:   Measures all national tax-free and municipal retail funds.
                                                            Portfolio holdings of tax-free funds includes Rated and
                                                            Unrated Demand Notes, Rated and Unrated General Market Notes,
                                                            Commercial Paper, Put Bonds -- 6 months or less, Put Bonds --
                                                            over 6 months, AMT Paper, and Other Tax-Free holdings.
                                                            Investors cannot invest directly in the Average.

                   THE LIPPER HIGH YIELD BOND FUND INDEX:   An equally weighted index, adjusted for the reinvestment of capital gain distributions and income dividends, of typically the largest 30 mutual funds that aim at a high (relative)
                                                            current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of each index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Portfolio may invest in many securities not included its respective index.

SCHEDULE OF INVESTMENTS Cash Reserves

PRINCIPAL AMOUNT                                                                   RATING~              VALUE+++
(000'S OMITTED)                                                               MOODY'S    S&P   (000'S OMITTED)
U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT OF THE
U.S. GOVERNMENT (39.1%)
$ 50,000  U.S. Treasury Bills, 1.63%, due 11/14/02                              TSY      TSY        $   49,971
  50,000  U.S. Treasury Bills, 1.66%, due 11/21/02                              TSY      TSY            49,954
  10,000  U.S. Treasury Bills, 1.54%, due 11/29/02                              TSY      TSY             9,988
  35,000  U.S. Treasury Bills, 1.62% & 1.64%, due 12/19/02                      TSY      TSY            34,924
  25,000  U.S. Treasury Bills, 1.57% & 1.58%, due 1/9/03                        TSY      TSY            24,925
  15,000  U.S. Treasury Bills, 1.63%, due 1/16/03                               TSY      TSY            14,948
  40,000  U.S. Treasury Bills, 1.60% & 1.61%, due 1/23/03                       TSY      TSY            39,852
  10,000  U.S. Treasury Bills, 1.47%, due 1/30/03                               TSY      TSY             9,963
  27,000  U.S. Treasury Bills, 1.56% & 1.58%, due 2/6/03                        TSY      TSY            26,886
  15,000  U.S. Treasury Bills, 1.51%, due 2/13/03                               TSY      TSY            14,935
  15,000  U.S. Treasury Notes, 5.63%, due 11/30/02                              TSY      TSY            15,040
  32,000  U.S. Treasury Notes, 6.25%, due 2/15/03                               TSY      TSY            32,365
   5,000  U.S. Treasury Notes, 5.50%, due 2/28/03                               TSY      TSY             5,051
                                                                                                    ----------
          TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL
          FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                      328,802
                                                                                                    ----------
U.S. GOVERNMENT AGENCY SECURITIES (36.3%)
   5,000  Fannie Mae, Disc. Notes, 2.08%, due 1/24/03                           AGY      AGY             4,976
   5,000  Fannie Mae, Disc. Notes, 2.09%, due 5/2/03                            AGY      AGY             4,947
   5,000  Fannie Mae, Notes, 2.25%, due 2/7/03                                  AGY      AGY             5,000
  10,000  Federal Farm Credit Bank, Disc. Notes, 1.66%, due 12/3/02             AGY      AGY             9,985
  10,000  Federal Farm Credit Bank, Disc. Notes, 1.65%, due 12/31/02            AGY      AGY             9,973
   5,000  Federal Farm Credit Bank, Disc. Notes, 1.60%, due 1/9/03              AGY      AGY             4,985
   8,000  Federal Farm Credit Bank, Disc. Notes, 1.58%, due 6/16/03             AGY      AGY             7,920
  10,000  Federal Farm Credit Bank, Notes, 2.30%, due 8/6/03                    AGY      AGY            10,000
   5,000  Federal Home Loan Bank, Disc. Notes, 1.90%, due 11/1/02               AGY      AGY             5,000
  40,000  Federal Home Loan Bank, Disc. Notes, 1.68%, due 11/15/02              AGY      AGY            39,974
  10,000  Federal Home Loan Bank, Disc. Notes, 1.68%, due 12/20/02              AGY      AGY             9,977
  15,000  Federal Home Loan Bank, Disc. Notes, 1.68%, due 1/7/03                AGY      AGY            14,953
  18,460  Federal Home Loan Bank, Disc. Notes, 1.65%, due 2/21/03               AGY      AGY            18,365
   5,000  Federal Home Loan Bank, Notes, 2.13%, due 11/6/02                     AGY      AGY             5,000
   5,000  Federal Home Loan Bank, Notes, 1.93%, due 9/15/03                     AGY      AGY             5,000
   5,000  Federal Home Loan Bank, Notes, 2.00%, due 9/30/03                     AGY      AGY             5,000
  10,000  Federal Home Loan Bank, Notes, 2.00%, due 10/20/03                    AGY      AGY            10,000
   5,000  Federal Home Loan Bank, Notes, 1.86%, due 11/3/03                     AGY      AGY             5,000
  25,000  Freddie Mac, Disc. Notes, 1.67%, due 11/12/02                         AGY      AGY            24,987
  10,000  Freddie Mac, Disc. Notes, 1.66%, due 12/5/02                          AGY      AGY             9,984
  20,000  Freddie Mac, Disc. Notes, 1.70%, due 12/12/02                         AGY      AGY            19,962
  25,000  Freddie Mac, Disc. Notes, 1.63% & 2.23%,
          due 1/2/03                                                            AGY      AGY            24,920
  20,000  Freddie Mac, Disc. Notes, 1.52%, due 1/30/03                          AGY      AGY            19,924
   5,000  Freddie Mac, Notes, 4.75%, due 3/15/03                                AGY      AGY             5,043
  25,000  Sallie Mae, Disc. Notes, 1.68%, due 11/6/02                           AGY      AGY            24,994
                                                                                                    ----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                      305,869
                                                                                                    ----------

See Notes to Schedule of Investments

                                       15

PRINCIPAL AMOUNT                                                                  RATING~                VALUE+++
(000'S OMITTED)                                                               MOODY'S    S&P   (000'S OMITTED)
CERTIFICATES OF DEPOSIT (2.6%)
$  7,000  Abbey National Treasury Services PLC, Yankee CD,
          2.72%, due 12/27/02                                                   P-1     A-1+        $    7,003
   5,000  BNP Paribas, Yankee CD, 2.25%, due 6/18/03                            P-1     A-1+             5,000
   5,000  Rabobank Nederland, Yankee CD, 1.90%, due 11/5/02                     P-1     A-1+             5,000
   5,000  Westdeutsche Landesbank Girozentrale, Yankee CD,
          2.41%, due 2/3/03                                                     P-1     A-1+             5,000
                                                                                                    ----------
          TOTAL CERTIFICATES OF DEPOSIT                                                                 22,003
                                                                                                    ----------
CORPORATE DEBT SECURITIES (1.2%)
  10,000  American Express Credit Corp., Floating Rate
          Medium-Term Notes, Ser. B, 1.79%, due 5/7/03                          P-1      A-1            10,000
                                                                                                    ----------
COMMERCIAL PAPER (12.3%)
  10,000  Diageo Capital PLC, 1.92% & 1.94%,
          due 12/3/02 & 12/4/02                                                 P-1      A-1             9,983
   5,000  Eksportfinans ASA, 1.95%, due 12/4/02                                 P-1     A-1+             4,991
   5,000  National Australia Funding (Delaware), Inc., 1.92%,
          due 12/6/02                                                           P-1     A-1+             4,991
  10,000  Private Export Funding Corp., 1.90%, due 12/10/02                     P-1     A-1+             9,979
  20,000  Province of Quebec, Canada, 1.93%, due 11/26/02                       P-1     A-1+            19,973
  20,000  Societe Generale N.A., Inc., 1.80% - 2.00%,
          due 12/3/02 - 12/30/02                                                P-1     A-1+            19,950
  10,000  UBS Finance (Delaware), Inc., 1.89% & 1.91%,
          due 11/1/02 & 12/9/02                                                 P-1     A-1+             9,990
  15,000  Wal-Mart Stores, Inc., 1.72%, due 11/5/02                             P-1     A-1+            14,997
   8,500  Westpac Capital Corp., 1.88%, due 4/11/03                             P-1     A-1+             8,428
                                                                                                    ----------
TOTAL COMMERCIAL PAPER                                                                                 103,282
                                                                                                    ----------
REPURCHASE AGREEMENTS (3.4%)
  28,771  State Street Bank and Trust Co. Repurchase Agreement,
          1.86%, due 11/1/02, dated 10/31/02, Maturity Value
          $28,772,487, Collateralized by $28,810,000 Freddie Mac,
          Medium-Term Notes, 3.00%, due 7/15/04 (Collateral
          Value $29,638,288)                                                                            28,771
                                                                                                    ----------

          TOTAL INVESTMENTS (94.9%)                                                                    798,727

          Cash, receivables and other assets, less liabilities (5.1%)                                   43,278
                                                                                                    ----------

          TOTAL NET ASSETS (100.0%)                                                                 $  842,005
                                                                                                    ----------

SCHEDULE OF INVESTMENTS Government Money Fund

PRINCIPAL AMOUNT                                                                          VALUE+++
(000'S OMITTED)                                                                 (000'S OMITTED)
U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT OF THE
 U.S. GOVERNMENT (46.4%)
$ 55,000  U.S. Treasury Bills, 1.62% & 1.63%, due 11/14/02                           $   54,968
  60,000  U.S. Treasury Bills, 1.66% & 1.67%, due 11/21/02                               59,945
  50,000  U.S. Treasury Bills, 1.54%, due 11/29/02                                       49,940
  30,000  U.S. Treasury Bills, 1.60%, due 12/5/02                                        29,955
  25,000  U.S. Treasury Bills, 1.65%, due 12/12/02                                       24,953
  80,000  U.S. Treasury Bills, 1.62% & 1.65%, due 12/19/02                               79,826
  75,000  U.S. Treasury Bills, 1.57% - 1.62%, due 1/9/03                                 74,772
  25,000  U.S. Treasury Bills, 1.60%, due 1/23/03                                        24,908
  40,000  U.S. Treasury Bills, 1.47%, due 1/30/03                                        39,854
  65,000  U.S. Treasury Bills, 1.56% - 1.63%, due 2/6/03                                 64,721
  25,000  U.S. Treasury Bills, 1.61%, due 3/6/03                                         24,860
  20,000  U.S. Treasury Notes, 5.63% & 5.75%, due 11/30/02                               20,055
  15,000  U.S. Treasury Notes, 5.13%, due 12/31/02                                       15,073
  35,000  U.S. Treasury Notes, 6.25%, due 2/15/03                                        35,399
  12,500  U.S. Treasury Notes, 5.50%, due 2/28/03                                        12,628
  12,000  U.S. Treasury Notes, 4.25%, due 3/31/03                                        12,092
                                                                                     ----------
          TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
          FAITH AND CREDIT OF THE U.S. GOVERNMENT                                       623,949
                                                                                     ----------
U.S. GOVERNMENT AGENCY SECURITIES (43.0%)
  31,000  Federal Farm Credit Bank, Disc. Notes, 1.59%, due 11/1/02                      31,000
  19,100  Federal Farm Credit Bank, Disc. Notes, 1.64%, due 11/4/02                      19,097
  16,404  Federal Farm Credit Bank, Disc. Notes, 1.67%, due 11/25/02                     16,386
  19,698  Federal Farm Credit Bank, Disc. Notes, 1.68%, due 12/3/02                      19,669
  30,999  Federal Farm Credit Bank, Disc. Notes, 1.68%, due 12/17/02                     30,932
  15,000  Federal Farm Credit Bank, Disc. Notes, 1.64%, due 3/31/03                      14,897
  15,000  Federal Farm Credit Bank, Disc. Notes, 1.58%, due 6/16/03                      14,851
  25,000  Federal Farm Credit Bank, Notes, 1.71%, due 11/1/02                            25,000
  15,000  Federal Farm Credit Bank, Notes, 1.60%, due 2/3/03                             15,000
  12,000  Federal Farm Credit Bank, Notes, 2.30%, due 8/6/03                             12,000
  15,000  Federal Home Loan Bank, Disc. Notes, 1.93%, due 11/1/02                        15,000
  40,000  Federal Home Loan Bank, Disc. Notes, 1.68%, due 11/15/02                       39,974
  20,000  Federal Home Loan Bank, Disc. Notes, 1.86%, due 11/20/02                       19,980
  26,254  Federal Home Loan Bank, Disc. Notes, 1.88% & 1.89%, due 11/29/02               26,216
  18,000  Federal Home Loan Bank, Disc. Notes, 1.70%, due 12/6/02                        17,970
  25,000  Federal Home Loan Bank, Disc. Notes, 1.69%, due 12/13/02                       24,951
  20,000  Federal Home Loan Bank, Disc. Notes, 1.68%, due 12/20/02                       19,955
  20,000  Federal Home Loan Bank, Disc. Notes, 1.73%, due 12/26/02                       19,947
  53,864  Federal Home Loan Bank, Disc. Notes, 1.53% - 2.02%, due 1/2/03                 53,706
  25,000  Federal Home Loan Bank, Disc. Notes, 1.63%, due 1/8/03                         24,923
  20,000  Federal Home Loan Bank, Notes, 2.25%, due 2/26/03                              19,999
  10,000  Federal Home Loan Bank, Notes, 1.93%, due 9/15/03                              10,000
  20,000  Federal Home Loan Bank, Notes, 2.00%, due 10/20/03                             20,000
  10,000  Federal Home Loan Bank, Notes, 1.96%, due 11/14/03                              9,996
  25,000  Sallie Mae, Disc. Notes, 1.65%, due 11/1/02                                    25,000
  11,554  Sallie Mae, Disc. Notes, 1.66%, due 2/4/03                                     11,503
  20,000  Sallie Mae, Floating Rate Notes, 1.61%, due 11/21/02                           20,000
                                                                                     ----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       577,952
                                                                                     ----------

See Notes to Schedule of Investments

                                       17

PRINCIPAL AMOUNT                                                                          VALUE+++
(000'S OMITTED)                                                                 (000'S OMITTED)
REPURCHASE AGREEMENTS (11.0%)
$ 148,182 State Street Bank and Trust Co. Repurchase Agreement, 1.86%,
          due 11/1/02, dated 10/31/02, Maturity Value $148,189,656,
          Collateralized by $148,365,000 Freddie Mac, Medium-Term Notes,
          3.00%, due 7/15/04 (Collateral Value $152,630,494)                        $   148,182
                                                                                    -----------

          TOTAL INVESTMENTS (100.4%)                                                  1,350,083

          Liabilities, less cash, receivables and other assets [(0.4%)]                  (4,928)
                                                                                    -----------

          TOTAL NET ASSETS (100.0%)                                                 $ 1,345,155
                                                                                    -----------

SCHEDULE OF INVESTMENTS High Income Bond Fund

PRINCIPAL AMOUNT                                                                     RATING~                  VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
CORPORATE DEBT SECURITIES (79.1%)
$  1,625  Abitibi-Consolidated, Inc., Guaranteed Notes,
          6.95%, due 12/15/06                                                    Baa3      BBB-          $    1,632
     500  AdvancePCS, Guaranteed Senior Notes, 8.50%,
          due 4/1/08                                                              Ba2       BB                  513
     750  AGCO Corp., Senior Subordinated Notes, 8.50%,
          due 3/15/06                                                             B1        BB-                 735
     100  Airgas, Inc., Senior Subordinated Notes, 9.13%,
          due 10/1/11                                                             Ba2       B+                  106
   1,625  AK Steel Corp., Senior Notes, 7.88%, due 2/15/09                        B1        BB                1,617
   1,200  Alliant Techsystems, Inc., Senior Subordinated
          Notes, 8.50%, due 5/15/11                                               B2         B                1,278
     500  Allied Waste North America, Inc., Guaranteed Senior
          Notes, Ser. B, 7.38%, due 1/1/04                                        Ba3       BB-                 497
     500  Allied Waste North America, Inc., Guaranteed Senior
          Notes, Ser. B, 7.63%, due 1/1/06                                        Ba3       BB-                 490
     250  Allied Waste North America, Inc., Senior Subordinated
          Notes, Ser. B, 10.00%, due 8/1/09                                       B2        B+                  240
     150  American Standard, Inc., Senior Notes, 7.38%,
          due 4/15/05                                                             Ba2       BB+                 155
     500  Amerigas Partners L.P., Senior Notes, Ser. B, 10.13%,
          due 4/15/07                                                             Ba3       BB-                 507
     100  Amerigas Partners L.P., Senior Notes, Ser. B, 8.88%,
          due 5/20/11                                                             Ba3       BB-                 102
   1,000  Amerigas Partners L.P., Senior Notes, Ser. D, 10.00%,
          due 4/15/06                                                             Ba3                         1,040####
   1,475  AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                          Ba1       BBB               1,520**
   1,175  Amphenol Corp., Senior Subordinated Notes, 9.88%,
          due 5/15/07                                                             B1        BB-               1,225
     625  Aramark Services, Inc., Guaranteed Notes, 6.75%,
          due 8/1/04                                                             Baa3      BBB-                 650
     375  Aramark Services, Inc., Guaranteed Notes, 7.00%,
          due 7/15/06                                                            Baa3      BBB-                 397
     775  ARCO Chemical Co., Debentures, 9.38%, due 12/15/05                      Ba3       BB                  740
     450  AT&T Wireless Services, Inc., Senior Notes, 6.88%,
          due 4/18/05                                                            Baa2       BBB                 412
     750  AT&T Wireless Services, Inc., Senior Notes, 7.50%,
          due 5/1/07                                                             Baa2       BBB                 664
     375  BE Aerospace, Inc., Senior Subordinated Notes, Ser. B,
          8.00%, due 3/1/08                                                       B3         B                  251
   1,000  Bergen Brunswig Corp., Senior Notes, 7.38%, due 1/15/03                           BB-               1,002
   1,000  Boise Cascade Corp., Notes, 7.50%, due 2/1/08                          Baa3       BB+               1,037
      75  Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03                     Ba3       BB-                  78
     100  British Sky Broadcasting Group PLC, Guaranteed Notes,
          6.88%, due 2/23/09                                                      Ba1       BB+                  99
   1,000  Canandaigua Brands, Inc., Guaranteed Senior Notes,
          8.63%, due 8/1/06                                                       Ba2       BB                1,075
      50  Canandaigua Brands, Inc., Senior Subordinated Notes,
          8.50%, due 3/1/09                                                       Ba3       B+                   53
   1,000  Case Corp., Notes, Ser. B, 6.25%, due 12/1/03                           Ba2       BB                  945
     500  Chancellor Media Corp., Guaranteed Senior Subordinated
          Notes, Ser. B, 8.75%, due 6/15/07                                       Ba2       BB+                 521

See Notes to Schedule of Investments

                                       19

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
$    625  Chancellor Media Corp., Senior Subordinated Notes,
          Ser. B, 8.13%, due 12/15/07                                             Ba2       BB+          $      650
     350  Circus Circus Enterprises, Inc., Senior Notes, 6.45%,
          due 2/1/06                                                              Ba2       BB+                 349
     200  CIT Group, Inc., Notes, 7.38%, due 3/15/03                              A2         A                  202
     500  CIT Group, Inc., Senior Notes, 7.63%, due 8/16/05                       A2         A                  520
   1,000  CK Witco Corp., Senior Notes, 8.50%, due 3/15/05                        Ba1      BBB-               1,004
   1,125  CMS Panhandle Holding Co., Senior Notes, 6.13%,
          due 3/15/04                                                             Ba2       BB                1,064
   1,031  Cogentrix Energy, Inc., Senior Notes, 8.10%,
          due 3/15/04                                                             Ba1       BB+                 520
   1,100  Compass Minerals Group, Inc., Senior Subordinated
          Notes, 10.00%, due 8/15/11                                              B3         B                1,177
     100  Constellation Brands, Inc., Guaranteed Notes, Ser. B,
          8.13%, due 1/15/12                                                      Ba3       B+                  104
      50  Constellation Brands, Inc., Senior Notes, 8.00%,
          due 2/15/08                                                             Ba2       BB                   53
      25  Cott Beverages, Inc., Guaranteed Notes, 8.00%,
          due 12/15/11                                                            B2        B+                   26
     700  Cox Communications, Inc., Notes, 7.50%, due 8/15/04                    Baa2       BBB                 719
   1,000  Cox Communications, Inc., Notes, 7.75%, due 8/15/06                    Baa2       BBB               1,061
     500  Cyprus Amax Minerals Co., Notes, 6.63%, due 10/15/05                   Baa3      BBB-                 493
     500  D.R. Horton, Inc., Guaranteed Notes, 10.50%, due 4/1/05                 Ba1       BB                  522
   1,000  D.R. Horton, Inc., Guaranteed Senior Notes, 8.38%,
          due 6/15/04                                                             Ba1       BB                1,010
     100  D.R. Horton, Inc., Senior Notes, 7.88%, due 8/15/11                     Ba1       BB                   96
   1,250  Dana Credit Corp., Medium-Term Notes, 7.25%,
          due 12/16/02                                                            Ba3       BB                1,250**
   1,125  Dean Foods Co., Senior Notes, 6.75%, due 6/15/05                        B1        BB-               1,097
   1,000  Dex Media East, Senior Notes, 9.88%, due 11/15/09                       B2         B                1,030**###
   1,125  Dresser, Inc., Guaranteed Senior Subordinated Notes,
          9.38%, due 4/15/11                                                      B2         B                1,057
     100  El Paso Energy Partners L.P., Guaranteed Senior
          Subordinated Notes, Ser. B, 8.50%, due 6/1/11                           B1        BB-                  89
     150  Entravision Communications Corp., Senior Subordinated
          Notes, 8.13%, due 3/15/09                                               B3        B-                  156**
     750  Fairchild Semiconductor Corp., Guaranteed Senior
          Subordinated Notes, 10.38%, due 10/1/07                                 B2         B                  791
      50  Felcor Lodging L.P., Senior Notes, 8.50%, due 6/1/11                    Ba3       BB-                  46
   1,000  Felcor Suites L.P., Guaranteed Senior Notes, 7.38%,
          due 10/1/04                                                             Ba3       BB-                 975
   1,500  Ferrellgas Partners L.P., Senior Notes, 8.75%,
          due 6/15/12                                                             B2         B                1,530
   1,275  Fisher Scientific International, Inc., Notes, 7.13%,
          due 12/15/05                                                            B1        BB-               1,277
     150  Fisher Scientific International, Inc., Senior Subordinated
          Notes, 9.00%, due 2/1/08                                                B3         B                  155
     750  Flextronics International Ltd., Senior Subordinated Notes,
          Ser. B, 8.75%, due 10/15/07                                             Ba2       BB-                 750
   1,250  Flowserve Corp., Guaranteed Senior Subordinated Notes,
          12.25%, due 8/15/10                                                     B2         B                1,325
     500  Ford Motor Credit Co., Notes, 6.50%, due 1/25/07                        A3        BBB                 453
   1,100  Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                      Ba3       BB                1,166

                                       20

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
$    200  Fort James Corp., Notes, 6.70%, due 11/15/03                            Ba1       BB+          $      191
     500  General Motors Acceptance Corp., Notes, 6.85%,
          due 6/17/04                                                             A2        BBB                 509
   1,250  Georgia Gulf Corp., Notes, 7.63%, due 11/15/05                          Ba2      BBB-               1,292
   1,000  Grey Wolf, Inc., Senior Notes, 8.88%, due 7/1/07                        B1        B+                1,020
     250  Gruma S.A., Senior Notes, 7.63%, due 10/15/07                           Ba2       BB                  234
     250  Grupo Televisa S.A., Notes, 8.00%, due 9/13/11                         Baa3      BBB-                 239
   1,000  Harrah's Operating Co., Inc., Guaranteed Senior
          Subordinated Notes, 7.88%, due 12/15/05                                 Ba1       BB+               1,059
     750  HCA-The Healthcare Co., Notes, 7.13%, due 6/1/06                        Ba1      BBB-                 788
     100  HCA-The Healthcare Co., Senior Notes, 7.88%,
          due 2/1/11                                                              Ba1      BBB-                 107
     250  HEALTHSOUTH Corp., Senior Notes, 6.88%,
          due 6/15/05                                                             Ba3       BB                  208
   1,250  HMH Properties, Inc., Guaranteed Senior Notes, Ser. A,
          7.88%, due 8/1/05                                                       Ba3       BB-               1,225
     100  HORNBECK-LEEVAC Marine Services, Inc., Senior
          Notes, 10.63%, due 8/1/08                                               B1        B+                  103
     250  Host Marriott L.P., Senior Notes, Ser. E, 8.38%,
          due 2/15/06                                                             Ba3       BB-                 244
   1,125  IDEX Corp., Senior Notes, 6.88%, due 2/15/08                           Baa3      BBB-               1,157
     100  IMC Global, Inc., Debentures, 6.88%, due 7/15/07                        Ba2       B+                   92
     750  Interface, Inc., Guaranteed Senior Notes, 7.30%,
          due 4/1/08                                                              B2        BB-                 622
      25  International Shipholding Corp., Senior Notes, 9.00%,
          due 7/1/03                                                                         B                   23
     750  Iron Mountain, Inc., Guaranteed Senior Subordinated
          Notes, 8.75%, due 9/30/09                                               B2         B                  784
   1,000  ITT Corp., Notes, 6.75%, due 11/15/03                                   Ba1      BBB-               1,001
     500  ITT Corp., Notes, 6.75%, due 11/15/05                                   Ba1      BBB-                 485
   1,000  Jefferson Smurfit Corp., Senior Notes, 8.25%,
          due 10/1/12                                                             B2         B                1,025**
     275  Johnsondiversey, Inc., Senior Subordinated Notes, 9.63%,
          due 5/15/12                                                             B2         B                  275**
     500  Joy Global, Inc., Guaranteed Senior Subordinated Notes,
          Ser. B, 8.75%, due 3/15/12                                              B2        B+                  503
     500  K&F Industries, Inc., Senior Subordinated Notes, 9.25%,
          due 10/15/07                                                            B2         B                  510
     750  Kansas Gas & Electric Co., Notes, 7.60%, due 12/15/03                   Ba1       BB+                 747
   1,625  KB Home, Senior Subordinated Notes, 9.63%,
          due 11/15/06                                                            Ba3       BB-               1,662
     500  Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12                      Ba1       BBB                 507
     350  L-3 Communications Corp., Guaranteed Senior
          Subordinated Notes, Ser. B, 8.00%, due 8/1/08                           Ba3       BB-                 360
   1,250  L-3 Communications Corp., Senior Subordinated Notes,
          7.63%, due 6/15/12                                                      Ba3       BB-               1,294**
   1,125  Lamar Media Corp., Guaranteed Senior Subordinated
          Notes, 9.63%, due 12/1/06                                               Ba3        B                1,164
   1,225  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
          due 5/15/05                                                             Ba1       BB+               1,268
     500  Louisiana-Pacific Corp., Senior Notes, 8.50%,
          due 8/15/05                                                             Ba1       BB-                 507

See Notes to Schedule of Investments

                                       21

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
$  1,000  Louisiana-Pacific Corp., Senior Subordinated Notes,
          10.88%, due 11/15/08                                                    Ba2       B+           $    1,050
     500  Luscar Coal Ltd., Senior Notes, 9.75%, due 10/15/11                     Ba3       BB                  528
      75  M.D.C. Holdings, Inc., Senior Notes, 8.38%, due 2/1/08                  Ba1       BB+                  77
     500  MacDermid, Inc., Guaranteed Senior Subordinated
          Notes, 9.13%, due 7/15/11                                               Ba3       BB-                 527
     100  Magnum Hunter Resources, Inc., Senior Notes, 9.60%, due 3/15/12         B2        B+                  105**
   1,250  Medpartners, Inc., Senior Notes, 7.38%,
due 10/1/06                     Ba2       BB                1,244
     230  Methanex Corp., Notes, 7.75%, due 8/15/05                               Ba1      BBB-                 230
   1,000  MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%, due 9/15/10           Ba1      BBB-               1,089
      75  MGM Mirage, Inc., Senior Subordinated Notes, 8.38%, due 2/1/11          Ba2       BB+                  79
     250  Millennium America, Inc., Guaranteed Notes, 7.00%, due 11/15/06         Ba1      BBB-                 234
     275  Mirage Resorts, Inc., Senior Notes, 7.25%, due 10/15/06                 Ba1      BBB-                 276
   1,100  Moog, Inc., Senior Subordinated Notes, Ser. B, 10.00%, due 5/1/06       Ba3        B                1,105
     975  Motorola, Inc., Notes, 6.75%, due 2/1/06                               Baa2       BBB                 962
   1,500  Navistar International Corp., Senior Notes, Ser. B, 7.00%,
          due 2/1/03                                                              Ba1       BB                1,432
   1,000  Nortek, Inc., Senior Notes, Ser. B, 9.25%, due 3/15/07                  B1        B+                  990
     100  Nortek, Inc., Senior Notes, Ser. B, 9.13%, due 9/1/07                   B1        B+                   98
     100  Nortek, Inc., Senior Subordinated Notes, Ser. B, 9.88%,
          due 6/15/11                                                             B3        B-                   94
   1,000  NVR, Inc., Guaranteed Senior Notes, 8.00%, due 6/1/05                   Ba2       BB                1,020
   1,000  Ocean Energy, Inc., Guaranteed Senior Subordinated
          Notes, Ser. B, 8.38%, due 7/1/08                                        Ba1       BB+               1,050
     150  Offshore Logistics, Inc., Guaranteed Senior Notes, Ser. B,
          7.88%, due 1/15/08                                                      Ba3       BB                  140
     100  Omnicare, Inc., Senior Subordinated Notes, 8.13%, due 3/15/11           Ba2       BB+                 106
   1,000  Oshkosh Truck Corp., Guaranteed Senior Subordinated
          Notes, 8.75%, due 3/1/08                                                Ba3       BB-               1,029
     400  Overseas Shipholding Group, Inc., Notes, 8.00%, due 12/1/03             Ba1       BB+                 409
      50  Owens & Minor, Inc., Senior Subordinated Notes, 8.50%, due 7/15/11      Ba3       B+                   53
   1,000  Owens-Brockway Glass Container, Inc., Guaranteed Senior
          Notes, 8.88%, due 2/15/09                                               B2        BB                1,027
     250  Owens-Illinois, Inc., Senior Notes, 7.85%, due 5/15/04                  B3        B+                  241
   1,000  Packaging Corp. of America, Guaranteed Senior
          Subordinated Notes, Ser. B, 9.63%, due 4/1/09                           Ba2       BB+               1,082
   1,250  Park Place Entertainment Corp., Senior Subordinated
          Notes, 7.88%, due 12/15/05                                              Ba2       BB+               1,256
      50  Pennzoil-Quaker State Co., Senior Notes, 10.00%, due 11/1/08            Aa2       AAA                  60**
   1,000  PG&E Gas Transmission N.W., Senior Notes, 7.10%, due 6/1/05             Ba1       BB-                 974
     500  Phelps Dodge Corp., Notes, 6.38%, due 11/1/04                          Baa3      BBB-                 506
     725  Pierce Leahy Command Co., Senior Notes, 8.13%, due 5/15/08              B2         B                  743

                                       22

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
$     75  Pilgrim's Pride Corp., Senior Notes, 9.63%, due 9/15/11                 Ba3       BB-          $       61
      50  Pioneer Natural Resources Co., Guaranteed Senior
          Notes, 6.50%, due 1/15/08                                               Ba1       BB+                  51
   1,125  Plains All-American Pipeline L.P., Senior Notes, 7.75%,
          due 10/15/12                                                            Ba2       BB                1,147**
     750  Potlatch Corp., Guaranteed Senior Subordinated
          Notes, 10.00%, due 7/15/11                                              Ba1       BB+                 821
   1,625  Pride International, Inc., Senior Notes, 9.38%, due 5/1/07              Ba2       BB                1,698
      50  Quaker State Corp., Notes, 6.63%, due 10/15/05                          Aa2       AAA                  56
   1,125  Qwest Corp., Notes, 7.63%, due 6/9/03                                   Ba3       B-                1,086
      75  Radio One, Inc., Senior Subordinated Notes, 8.88%, due 7/1/11           B2        B-                   80
     100  Rogers Cantel, Inc., Senior Debentures, 9.38%, due 6/1/08               Ba3       BB+                  83
     250  Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04          Ba2       BB+                 243
     750  Ryerson Tull, Inc., Notes, 9.13%, due 7/15/06                           B1        B+                  703
   1,000  Ryland Group, Inc., Senior Notes, 8.00%, due 8/15/06                    Ba2       BB+               1,010
   1,000  Salem Communications Corp., Guaranteed Senior
          Subordinated Notes, Ser. B, 9.50%, due 10/1/07                          B3        B-                1,037
     100  Salton, Inc., Guaranteed Senior Subordinated Notes,
          10.75%, due 12/15/05                                                    B2         B                   89
   1,100  Scotts Co., Guaranteed Senior Subordinated Notes,
          8.63%, due 1/15/09                                                      B2        B+                1,144
     560  Sequa Corp., Senior Notes, 9.00%, due 8/1/09                            Ba3       BB-                 470
     500  Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                    Ba3       BB-                 420
     150  Sinclair Broadcast Group, Inc., Senior Subordinated
          Notes, 8.00%, due 3/15/12                                               B2         B                  152
   1,250  Six Flags, Inc., Senior Notes, 8.88%, due 2/1/10                        B2         B                1,094
      75  Smithfield Foods, Inc., Senior Subordinated Notes,
          7.63%, due 2/15/08                                                      Ba3       BB+                  73
     750  Southern California Edison Co., Variable Rate Notes,
          8.95%, due 11/3/03                                                      Ba3       B+                  731
   1,000  Southland Corp., Senior Subordinated Debentures,
          5.00%, due 12/15/03                                                     Ba1      BBB-                 955
     500  Speedway Motorsports, Inc., Guaranteed Senior
          Subordinated Notes, Ser. D, 8.50%, due 8/15/07                          Ba2       B+                  520
   1,500  Sprint Capital Corp., Guaranteed Notes, 5.70%, due 11/15/03            Baa3      BBB-               1,441
   1,000  Steinway Musical Instruments, Inc., Guaranteed Senior
          Notes, 8.75%, due 4/15/11                                               Ba3       BB-                 999
     300  Stena AB, Senior Notes, 10.50%, due 12/15/05                            Ba3       BB-                 309
     750  Stone Container Finance, Guaranteed Senior Notes,
          11.50%, due 8/15/06                                                     B2         B                  795**
   1,125  Stone Energy Corp., Guaranteed Senior Subordinated
          Notes, 8.75%, due 9/15/07                                               B2        B+                1,164
      50  Stone Energy Corp., Senior Subordinated Notes, 8.25%, due 12/15/11      B2        B+                   52
     300  Sun International Hotels Ltd., Senior Subordinated
          Notes, 8.63%, due 12/15/07                                              B2        B+                  315
     100  Teekay Shipping Corp., Senior Notes, 8.88%, due 7/15/11                 Ba2       BB-                 102

See Notes to Schedule of Investments

                                       23

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
$  1,625  Tembec Industries, Inc., Guaranteed Senior Notes,
          8.63%, due 6/30/09                                                      Ba1       BB+          $    1,653
      25  Tembec Industries, Inc., Senior Notes, 7.75%, due 3/15/12               Ba1       BB+                  25**
     100  Terex Corp., Senior Subordinated Notes, 10.38%, due 4/1/11              B2         B                   91
     500  Texas Utilities Co., Senior Notes, Ser. D, 5.52%, due 8/16/03          Baa3      BBB-                 460
   1,100  TFM, S.A. de C.V., Senior Notes, 12.50%, due 6/15/12                    B1        BB-               1,075**
   1,125  Toll Corp., Guaranteed Senior Subordinated Notes,
          8.75%, due 11/15/06                                                     Ba2       BB+               1,136
     500  Transcontinental Gas Pipe Line Corp., Notes, 6.13%, due 1/15/05         Ba2       B+                  470
     850  Transcontinental Gas Pipe Line Corp., Notes, 6.25%, due 1/15/08         Ba2       B+                  756
   1,000  Triad Hospitals, Inc., Guaranteed Senior Notes, Ser. B,
          8.75%, due 5/1/09                                                       B1        B-                1,060
     750  Tuboscope, Inc., Guaranteed Senior Notes, 7.50%, due 2/15/08           Baa2      BBB+                 832
     200  TV Azteca, S.A. de C.V., Senior Notes, Ser. B, 10.50%, due 2/15/07      Ba3       B+                  179
   1,000  Tyco International Group S.A., Guaranteed Notes, 4.95%, due 8/1/03      Ba2      BBB-                 955
   1,000  Tyco International Group S.A., Guaranteed Notes, 5.88%, due 11/1/04     Ba2      BBB-                 920
     375  U.S. West Communications, Inc., Notes, 5.63%, due 11/15/08              Ba3       B-                  300
     500  United Rentals, Inc., Guaranteed Senior Notes, Ser. B,
          10.75%, due 4/15/08                                                     B1        BB-                 465
     500  United Rentals, Inc., Guaranteed Senior Subordinated
          Notes, Ser. B, 9.50%, due 6/1/08                                        B2        B+                  367
     250  United Rentals, Inc., Guaranteed Senior Subordinated
          Notes, Ser. B, 8.80%, due 8/15/08                                       B2        B+                  183
   1,200  Verizon Wireless, Inc., Floating Rate Notes, 2.22%, due 12/17/03        A2        A+                1,176**
     500  Vintage Petroleum, Inc., Senior Subordinated Notes,
          9.00%, due 12/15/05                                                     B1         B                  505
     500  Vintage Petroleum, Inc., Senior Subordinated Notes,
          9.75%, due 6/30/09                                                      B1         B                  514
     100  Waste Management, Inc., Senior Notes, 6.50%, due 11/15/08               Ba1       BBB                 102
   1,000  Western Oil Sands, Inc., Senior Secured Notes, 8.38%, due 5/1/12        Ba2       BB+               1,000
   1,000  World Color Press, Inc., Senior Subordinated Notes,
          7.75%, due 2/15/09                                                     Baa2       BBB               1,000
     100  XTO Energy, Inc., Senior Notes, 7.50%, due 4/15/12                      Ba2       BB                  106
                                                                                                         ----------
          TOTAL CORPORATE DEBT SECURITIES (COST $116,735)                                                   117,550
                                                                                                         ----------

                                       24

PRINCIPAL AMOUNT                                                                    RATING~                   VALUE+
(000'S OMITTED)                                                                 MOODY'S     S&P     (000'S OMITTED)
REPURCHASE AGREEMENTS (12.9%)
$ 19,140  State Street Bank and Trust Co. Repurchase Agreement, 1.86%, due
          11/1/02, dated 10/31/02, Maturity Value $19,140,989, Collateralized by $19,050,000 Freddie Mac, Medium-Term Notes, 4.50%, due 6/15/03
          (Collateral Value $19,716,140) (COST $19,140)                                                  $   19,140#
                                                                                                         ----------
CONVERTIBLE BONDS (5.3%)
   1,000  CommScope, Inc., Subordinated Notes, 4.00%, due 12/15/06               Ba3       BB-                  753
   1,250  Fairchild Semiconductor Corp., Senior Subordinated Notes,
          5.00%, due 11/1/08                                                                B                 1,084
     875  HEALTHSOUTH Corp., Subordinated Debentures, 3.25%, due 4/1/03          B2        B+                   838
   1,375  Hilton Hotels Corp., Subordinated Notes, 5.00%, due 5/15/06            Ba2       BB+                1,301
   1,000  Key Energy Services, Inc., Subordinated Notes, 5.00%, due 9/15/04      B2        BB                   918
   1,000  Lamar Advertising Co., Notes, 5.25%, due 9/15/06                       B2         B                 1,002
   1,250  LSI Logic Corp., Subordinated Notes, 4.00%, due 11/1/06                           B                   942
   1,140  Omnicare, Inc., Subordinated Debentures, 5.00%, due 12/1/07            Ba3       BB+                1,035
                                                                                                         ----------
          TOTAL CONVERTIBLE BONDS (COST $7,866)                                                               7,873
                                                                                                         ----------

NUMBER OF
SHARES
WARRANTS (0.0%)
     500  Dayton Superior Corp.                                                                                  --*
     500  Jostens Inc.                                                                                           --*
     625  XM Satellite Radio, Inc.                                                                               --*
                                                                                                         ----------
          TOTAL WARRANTS (COST $0)                                                                               --
                                                                                                         ----------

          TOTAL INVESTMENTS (97.3%) (COST $143,741)                                                         144,563##

          Cash, receivables and other assets, less liabilities (2.7%)                                         4,053
                                                                                                         ----------
          TOTAL NET ASSETS (100.0%)                                                                      $  148,616
                                                                                                         ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund

PRINCIPAL AMOUNT                                                                       RATING~                    VALUE+
(000'S OMITTED)                                                                  MOODY'S         S&P     (000'S OMITTED)
U.S. TREASURY SECURITIES (6.7%)
$  1,535  U.S. Treasury Notes, 3.63%, due 8/31/03                                  TSY           TSY          $   1,563
   6,650  U.S. Treasury Notes, 3.63%, due 3/31/04                                  TSY           TSY              6,849
   4,380  U.S. Treasury Notes, 2.13%, due 10/31/04                                 TSY           TSY              4,419
   4,445  U.S. Treasury Notes, 4.38%, due 5/15/07                                  TSY           TSY              4,765
                                                                                                              ---------
          TOTAL U.S. TREASURY SECURITIES (COST $17,289)                                                          17,596
                                                                                                              ---------
U.S. GOVERNMENT AGENCY SECURITIES (26.6%)
   4,100  Fannie Mae, Notes, 3.00%, due 6/15/04                                    AGY           AGY              4,181
  10,000  Fannie Mae, Notes, 3.50%, due 9/15/04                                    AGY           AGY             10,304
  20,000  Federal Home Loan Bank, Notes, 3.75%, due 4/15/04                        AGY           AGY             20,590
  29,560  Federal Home Loan Bank, Notes, 3.25%, due 8/15/05                        AGY           AGY             30,212
   1,150  Freddie Mac, Notes, 4.50%, due 6/15/03                                   AGY           AGY              1,171
   3,500  Freddie Mac, Notes, 4.25%, due 6/15/05                                   AGY           AGY              3,676
                                                                                                              ---------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $69,006)                                                 70,134
                                                                                                              ---------
MORTGAGE-BACKED SECURITIES (7.5%)
FANNIE MAE
       6  Pass-Through Certificates, 7.00%, due 9/1/03                             AGY           AGY                  6
  15,969  Pass-Through Certificates, 6.50%, due 5/1/13 - 12/1/31                   AGY           AGY             16,780
FREDDIE MAC
   2,155  Pass-Through Certificates, 5.00%, due 2/1/07                             AGY           AGY              2,223
      50  ARM Certificates, 5.63%, due 1/1/17                                      AGY           AGY                 51
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      32  Pass-Through Certificates, 7.50%,
          due 10/15/09 - 9/15/10                                                   AGY           AGY                 34
     498  Pass-Through Certificates, 7.00%, due 4/15/11                            AGY           AGY                532
      87  Pass-Through Certificates, 12.00%,
          due 5/15/12 - 5/15/14                                                    AGY           AGY                102
                                                                                                              ---------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $18,902)                                                        19,728
                                                                                                              ---------
ASSET-BACKED SECURITIES (2.0%)
     901  Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3,
          6.82%, due 9/6/04                                                        Aaa           AAA                914
   2,212  Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4,
          7.24%, due 2/15/04                                                       Aaa           AAA              2,243
     624  Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4,
          6.74%, due 6/15/04                                                       Aaa           AAA                635
   1,556  Nissan Auto Receivables Owner Trust, Ser. 2000-B,
          Class A3, 7.25%, due 4/15/04                                             Aaa           AAA              1,576
                                                                                                              ---------
          TOTAL ASSET-BACKED SECURITIES (COST $5,293)                                                             5,368
                                                                                                              ---------
CORPORATE DEBT SECURITIES (47.3%)
   2,555  Akzo Nobel, Inc., Guaranteed Notes, 6.00%,
          due 11/15/03                                                             A2            A-               2,648**
   2,450  Allstate Corp., Senior Notes, 7.88%, due 5/1/05                          A1            A+               2,713
   1,880  American General Finance Corp., Floating Rate Notes,
          1.99%, due 1/9/04                                                        A1            A+               1,882
     970  American General Finance Corp., Floating Rate Notes,
          Ser. G, 2.20%, due 12/17/04                                              A1            A+                 972
   1,375  American Standard, Inc., Senior Notes, 7.13%,
          due 2/15/03                                                              Ba2           BB+              1,391
     760  AT&T Wireless Services, Inc., Senior Notes, 7.35%,
          due 3/1/06                                                              Baa2           BBB                683

                                       26

PRINCIPAL AMOUNT                                                                       RATING~                    VALUE+
(000'S OMITTED)                                                                  MOODY'S         S&P     (000'S OMITTED)
$  2,100  Bank One Corp., Notes, 6.50%, due 2/1/06                                 Aa3            A           $   2,300
   2,350  Bear Stearns Co., Inc., Floating Rate Notes, 2.05%,
          due 12/1/03                                                              A2             A               2,353
   2,120  Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                         A2             A               2,293
   1,300  Boeing Capital Corp., Senior Notes, 5.65%,
          due 5/15/06                                                              A3            A+               1,332
     680  Boyd Gaming Corp., Senior Notes, 9.25%,
           due 10/1/03                                                             Ba3           BB-                708
   1,000  Caterpillar Financial Services Corp., Floating Rate
          Notes, 1.97%, due 2/4/04                                                 A2            A+               1,001
   1,200  Caterpillar Financial Services Corp., Medium-Term
          Notes, 7.59%, due 12/10/03                                               A2            A+               1,272
   2,400  Caterpillar Financial Services Corp., Notes, 6.88%,
          due 8/1/04                                                               A2            A+               2,582
   1,855  CIT Group, Inc., Notes, 5.50%, due 2/15/04                               A2             A               1,851
   1,300  Comcast Cable Communications, Senior Notes,
          6.38%, due 1/30/06                                                      Baa3           BBB              1,268
   2,350  Conoco, Inc., Floating Rate Notes, 2.63%,
          due 4/15/03                                                              A3            A-               2,356
   1,500  Countrywide Home Loans, Inc., Guaranteed Medium-
          Term Notes, Ser. J, 5.50%, due 8/1/06                                    A3             A               1,559
   2,100  Countrywide Home Loans, Inc., Medium-Term Notes,
          Ser. J, 5.25%, due 6/15/04                                               A3             A               2,164
   1,250  Cox Communications, Inc., Notes, 7.75%,
          due 8/15/06                                                             Baa2           BBB              1,326
   1,615  Cox Radio, Inc., Notes, 6.25%, due 5/15/03                              Baa3           BBB              1,622
   3,000  Credit Suisse First Boston (USA), Inc., Notes, 5.88%,
          due 8/1/06                                                               Aa3           AA-              3,129
   2,300  Daimler Chrysler N.A. Holdings Corp., Floating Rate
          Notes, Ser. C, 2.00%, due 8/21/03                                        A3           BBB+              2,288
   1,470  Dime Bancorp, Inc., Senior Notes, 9.00%,
          due 12/19/02                                                             A3           BBB+              1,481
   1,050  Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                          Ba1          BBB-              1,050
   2,400  Dow Chemical Co., Notes, 5.25%, due 5/14/04                              A3             A               2,443
     660  EOP Operating Limited Partnership, Notes, 6.63%,
          due 2/15/05                                                             Baa1          BBB+                698
   1,000  Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                         A3            BBB              1,009
   3,500  General Electric Capital Corp., Medium-Term Notes,
          Ser. A, 4.25%, due 1/28/05                                               Aaa           AAA              3,622
   1,000  General Motors Acceptance Corp., Notes, 5.75%,
          due 11/10/03                                                             A2            BBB              1,007
   3,170  General Motors Acceptance Corp., Notes, 6.85%,
          due 6/17/04                                                              A2            BBB              3,226
     800  General Motors Acceptance Corp., Notes, 6.13%,
          due 9/15/06                                                              A2            BBB                769
   1,040  Halliburton Co., Floating Rate Notes, 1.93%,
          due 7/16/03                                                             Baa2           A-                 967
     815  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                           A2             A                 865
   2,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04                        Aaa           AAA              2,102
   1,000  International Lease Finance Corp., Medium-Term
          Notes, Ser. J, 5.70%, due 2/25/03                                        A1            AA-              1,008
   2,120  International Lease Finance Corp., Medium-Term
          Notes, Ser. M, 5.50%, due 6/7/04                                         A1            AA-              2,173
   1,070  ITT Corp., Notes, 6.75%, due 11/15/05                                    Ba1          BBB-              1,038

See Notes to Schedule of Investments

                                       27

PRINCIPAL AMOUNT                                                                       RATING~                    VALUE+
(000'S OMITTED)                                                                  MOODY'S         S&P     (000'S OMITTED)
$  1,000  Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                             A2            A-           $   1,046
   1,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
          due 5/15/05                                                              Ba1           BB+              1,035
   3,025  Lehman Brothers Holdings, Inc., Medium-Term
          Notes, Ser. E, 7.00%, due 5/15/03                                        A2             A               3,105
   2,100  Masco Corp., Notes, 6.13%, due 9/15/03                                  Baa1          BBB+              2,154
   1,300  MBNA Corp., Floating Rate Notes, Ser. F, 3.57%,
          due 12/18/02                                                            Baa2           BBB              1,301
   1,400  Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03                     Aa3           A+               1,415
     400  Methanex Corp., Notes, 7.75%, due 8/15/05                                Ba1          BBB-                400
   2,200  Morgan Stanley Dean Witter & Co., Notes, 5.63%,
          due 1/20/04                                                              Aa3           A+               2,286
   2,600  National Rural Utilities Cooperative Finance Corp.,
          Collateral Trust, 6.00%, due 5/15/06                                     A1            A+               2,780
   2,450  Nationwide Mutual Insurance Co., Notes, 6.50%,
          due 2/15/04                                                              A2            A-               2,534**
   1,000  Navistar International Corp., Senior Notes, Ser. B,
          7.00%, due 2/1/03                                                        Ba1           BB                 955
   2,400  Norfolk Southern Corp., Floating Rate Senior Notes,
          2.33%, due 7/7/03                                                       Baa1           BBB              2,402
   2,600  Pacific Bell, Notes, 6.25%, due 3/1/05                                   Aa3           AA-              2,785
   2,900  Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03                      Aa2           AA+              3,049
     661  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                           Baa2           BB+                655
   1,000  Pepsi Bottling Holdings, Inc., Guaranteed Notes, 5.38%,
          due 2/17/04                                                              A1             A               1,044**
   1,325  Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%,
          due 9/15/03                                                              A3           BBB+              1,365
   1,200  Powergen US Funding LLC, Notes, 4.50%,
          due 10/15/04                                                             A2            A-               1,231
     420  Quest Diagnostics, Inc., Senior Notes, 6.75%,
          due 7/12/06                                                             Baa3          BBB-                458
   1,400  Raytheon Co., Notes, 6.50%, due 7/15/05                                 Baa3          BBB-              1,477
   2,000  Rockwell International Corp., Notes, 6.63%,
          due 6/1/05                                                               A2            A+               2,159
     500  Royal Caribbean Cruises Ltd., Senior Notes, 8.13%,
          due 7/28/04                                                              Ba2           BB+                485
   1,000  Safeway, Inc., Medium-Term Notes, 8.57%, due 4/1/03                     Baa2           BBB              1,023
   1,500  Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%,
          due 6/9/05                                                               A3            A+               1,645
   1,500  SCANA Corp., Floating Rate Notes, 2.51%, due 2/1/04                      A3           BBB+              1,493
   1,000  Southern California Edison Co., Variable Rate Notes,
          8.95%, due 11/3/03                                                       Ba3           B+                 975
     750  Tenet Healthcare Corp., Senior Notes, 5.00%,
          due 7/1/07                                                              Baa3           BBB                740
   2,100  Textron Financial Corp., Floating Rate Medium-Term
          Notes, Ser. E, 2.03%, due 6/6/03                                         A3            A-               2,083
   1,000  Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                           A2             A               1,120
     710  Time Warner, Inc., Notes, 8.11%, due 8/15/06                            Baa1          BBB+                731
   1,600  TRW, Inc., Notes, 6.63%, due 6/1/04                                     Baa2           BBB              1,652
   1,675  Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                            Baa3           BBB              1,770
   2,350  Verizon Wireless, Inc., Floating Rate Notes, 2.22%,
          due 12/17/03                                                             A2            A+               2,303**
   1,500  Walt Disney Co., Notes, 4.88%, due 7/2/04                               Baa1          BBB+              1,531

                                       28

PRINCIPAL AMOUNT                                                                       RATING~                    VALUE+
(000'S OMITTED)                                                                  MOODY'S         S&P     (000'S OMITTED)
$  2,500  Washington Mutual, Inc., Senior Notes, 5.63%,
          due 1/15/07                                                              A3           BBB+          $   2,634
   1,285  Wells Fargo & Co., Notes, 6.63%, due 7/15/04                             Aa2           A+               1,380
   2,000  Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                             Baa2           BBB              2,076
                                                                                                              ---------
          TOTAL CORPORATE DEBT SECURITIES (COST $122,378)                                                       124,428
                                                                                                              ---------
FOREIGN GOVERNMENT SECURITIES (2.1%)
   8,150  Government of Canada, Bonds, 5.00%, due 9/1/04                           Aaa          AAA
          (COST $5,267)                                                                                           5,388
                                                                                                              ---------
REPURCHASE AGREEMENTS (6.3%)
  16,520  State Street Bank and Trust Co. Repurchase Agreement,
          1.86%, due 11/1/02, dated 10/31/02, Maturity Value
          $16,520,853, Collateralized by $16,500,000 Federal
          Home Loan Bank, Notes, 3.25%, due 8/15/05
          (Collateral Value $17,015,625)
          (COST $16,520)                                                                                         16,520#
                                                                                                              ---------

          TOTAL INVESTMENTS (98.5%) (COST $254,655)                                                             259,162##

          Cash, receivables and other assets, less liabilities (1.5%)                                             4,050
                                                                                                              ---------

          TOTAL NET ASSETS (100.0%)                                                                           $ 263,212
                                                                                                              ---------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Money Fund

PRINCIPAL AMOUNT                    SECURITY@                                        RATING~@@                    VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (0.6%)
$  3,000  King Co. (WA) Auburn Sch. Dist. Number 408 Unlimited Tax
          G.O., Ser. 1992 A, 6.60%, due 12/1/07 P/R 12/1/02                                                   $   3,042
                                                                                                              ---------
MUNICIPAL NOTES (8.7%)
   1,000  Jonathan Alder (OH) Local School Dist. BANS, 2.13%,
          due 12/3/02                                                             MIG1                            1,001
   3,000  Minneapolis (MN) Spec. Sch. Dist. Number 1 G.O. Aid Anticipation
          Cert. of Indebtedness, Ser. 2002, 1.75%, due 1/31/03                                  SP-1+             3,003
   5,000  Multnomah Co. (OR) Sch. Dist. Number 1J Portland Pub. Sch.
          TRANS, Ser. 2002, 2.00%, due 12/30/02                                   MIG1          SP-1+             5,005
   4,500  Oregon St. Full Faith and Credit TANS, Ser. 2002 A, 3.25%,
          due 5/1/03                                                              MIG1          SP-1+             4,527
  10,000  Texas St. TRANS, Ser. 2002, 2.75%, due 8/29/03                          MIG1          SP-1+            10,110
   3,000  Tuslaw (OH) Local Sch. Dist. BANS, Ser. 2002, 2.00%,
          due 1/22/03                                                             MIG1                            3,005
  10,000  Univ. of Texas Board of Regents Perm. Univ. Fund Flexible
          Notes, Ser. 2002 A, 2.00%, due 12/4/02                                  MIG1           A-1+            10,006
  10,000  Wichita (KS) Temporary Notes, Ser. 2002-206, 2.50%,
          due 2/20/03                                                             MIG1          SP-1+            10,035
                                                                                                              ---------
                                                                                                                 46,692
                                                                                                              ---------
TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (0.2%)

STATE STREET BANK AND TRUST COMPANY
   1,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 1.80%,
          due 6/1/26 Putable 6/1/03                                                              A-1+             1,000
                                                                                                              ---------
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (1.2%)

FINANCIAL GUARANTY INSURANCE CO.
   1,500  Clark Co. (WA) Pub. Util. Dist. Number 1 Generating Sys.
          Rev., Ser. 1995, 6.00%, due 1/1/03                                                                      1,510

FINANCIAL SECURITY ASSURANCE INC.
   1,000  Univ. of Arkansas Board of Trustees Std. Fee Rev.
          (U of A at Fort Smith), Ser. 2001, 2.00%, due 12/1/02                                                   1,000

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
   3,000  Dallas-Fort Worth (TX) Reg. Arpt. Joint Ref. Rev., Ser. 1992 B,
          6.00%, due 11/1/02                                                                                      3,000
     920  Florida Muni. Loan Council Rev., Ser. 2001 A, 3.25%,
          due 11/1/02                                                                                               920
                                                                                                              ---------
                                                                                                                  6,430
                                                                                                              ---------
TAX-EXEMPT SECURITIES--OTHER (2.7%)
   5,000  Dallas (TX) Ref. G.O. (Dallas, Denton & Collin Cos.), Ser. 1993,
          6.50%, due 2/15/03                                                                                      5,073
   2,500  De Kalb (GA) Private Hosp. Au. Rev. (Emory Univ. Proj.),
          Ser. 1992 C, 5.25%, due 11/1/02                                                                         2,500
   1,900  Indiana Bond Bank Rev. (St. Revolving Fund Prog.),
          Ser. 1993 A, 5.90%, due 2/1/03                                                                          1,919
   3,500  Indianapolis (IN) Local Pub. Imp. Bond Bank Notes,
          Ser. 2002 C, 2.38%, due 1/9/03                                                        SP-1+             3,506
   1,500  Snohomish Co. (WA) Everett Sch. Dist. Number 2 Unlimited
          Tax G.O., Ser. 1993, 7.00%, due 12/1/02                                                                 1,506
                                                                                                              ---------
                                                                                                                 14,504
                                                                                                              ---------

                                       30

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT CASH EQUIVALENT SECURITIES (23.9%)
$    400  Berkeley Co. (SC) Exempt Fac. Ind. Rev. (Amoco Chemical
          Co. Proj.), Ser. 1998, 2.05%, VRDN due 4/1/28                           VMIG1         A-1+          $     400++
   1,800  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995, 2.15%,
          VRDN due 9/1/28                                                         VMIG1         A-1+              1,800++
   5,000  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A, 2.15%,
          VRDN due 3/1/29                                                         VMIG1         A-1+              5,000++
   8,300  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997, 2.15%,
          VRDN due 4/1/30                                                         VMIG1         A-1+              8,300++
   1,800  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998, 2.15%,
          VRDN due 4/1/31                                                         VMIG1         A-1+              1,800++
     700  Berkeley Co. (SC) Ref. PCR (Amoco Chemical Co. Proj.),
          Ser. 1994, 2.00%, VRDN due 7/1/12                                       VMIG1         A-1+                700++
   1,200  California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Shell Oil
          Co. Martinez Proj.), Ser. 1994 A, 2.00%, VRDN due 10/1/24               VMIG1         A-1+              1,200++
   1,500  Carlton (WI) PCR (Wisconsin Pwr. & Lt. Co. Proj.), Ser. 1988,
          2.05%, VRDN due 8/1/15                                                  VMIG1                           1,500++
   2,000  Colorado Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
          (Huntersridge Proj.), Ser. 1996 E, 1.80%, VRDN due 10/15/16                           A-1+              2,000
   1,000  Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
          (Avalon Ridge Apts. Proj.), Ser. 1997, 1.80%, VRDN due 6/15/26          VMIG1                           1,000++
   2,500  East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.), Ser. 1989,
          1.95%, VRDN due 11/1/19                                                  P-1          A-1+              2,500++
     200  East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.), Ser. 1993,
          1.90%, VRDN due 3/1/22                                                   P-1          A-1+                200++
   1,000  Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev. (Beneva Place Proj.),
          Ser. 1988 C, 1.85%, VRDN due 8/1/06                                     VMIG1                           1,000
   2,360  Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser. 1996 U,
          1.86%, VRDN due 12/1/29                                                 VMIG1                           2,360
   2,500  Gibson Co. (IN) Ind. PCR (Toyota Motor Mfg. Ind. Proj.),
          Ser. 1997, 1.90%, VRDN due 10/1/27                                                    A-1+              2,500++
   6,000  Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
          1.90%, VRDN due 2/1/31                                                  VMIG1         A-1+              6,000++
     400  Gulf Coast (TX) IDA Marine Term. Rev. (Amoco Oil Co. Proj.),
          Ser. 1993, 2.05%, VRDN due 4/1/28                                       VMIG1                             400++
     100  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (Amoco Oil Co.
          Proj.), Ser. 1998, 2.05%, VRDN due 1/1/26                               VMIG1         A-1+                100++
   1,200  Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
          Ser. 1993, 2.05%, VRDN due 5/1/23                                       VMIG1         A-1+              1,200++
     100  Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
          Ser. 1994, 2.05%, VRDN due 6/1/24                                       VMIG1         A-1+                100++
   1,000  Gulf Coast (TX) Waste Disp. Au. Poll. Ctrl. & Solid Waste Disp.
          Ref. Rev. (Amoco Oil Co. Proj.), Ser. 1996, 2.05%, VRDN
          due 5/1/24                                                              VMIG1                           1,000++
   1,500  Gulf Coast (TX) Waste Disp. Au. Ref. PCR (Amoco Oil Co. Proj.),
          Ser. 1992, 1.85%, VRDN due 10/1/17                                      VMIG1                           1,500++
     775  Gulf Coast (TX) Waste Disp. Au. Ref. PCR (Exxon Proj.),
          Ser. 1995, 1.95%, VRDN due 6/1/20                                       VMIG1         A-1+                775++
   1,000  Gulf Coast (TX) Waste Disp. Au. Solid Waste Disp. Ref. Rev.
          (Amoco Oil Co. Proj.), Ser. 1994, 2.05%, VRDN due 8/1/23                VMIG1         A-1+              1,000++
   4,900  Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
          Ser. 1997, 2.00%, VRDN due 4/1/32                                       VMIG1         A-1+              4,900++
   1,400  Hurley (NM) PCR (Kennecott Sante Fe Corp. Proj.),
          Ser. 1985, 2.00%, VRDN due 12/1/15                                       P-1          A-1+              1,400++

See Notes to Schedule of Investments

                                       31

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$  1,200  Jackson Co. (MS) Port Fac. Ref. Rev. (Chevron U.S.A., Inc. Proj.),
          Ser. 1993, 2.00%, VRDN due 6/1/23                                        P-1                        $   1,200++
     600  Kemmerer (WY) PCR (Exxon Proj.), Ser. 1984, 1.89%, VRDN
          due 11/1/14                                                              P-1          A-1+                600++
     500  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 A, 1.89%, VRDN
          due 11/1/14                                                                           A-1+                500++
   1,200  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 D, 1.89%, VRDN
          due 11/1/14                                                              P-1          A-1+              1,200++
   6,900  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1985, 1.95%, VRDN
          due 8/1/15                                                               P-1          A-1+              6,900++
   3,700  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 A, 2.00%, VRDN
          due 7/1/17                                                               P-1          A-1+              3,700++
   1,700  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac. Rev.
          (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 A, 2.00%,
          VRDN due 1/1/29                                                         VMIG1         A-1+              1,700++
     300  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac. Rev.
          (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B, 2.05%,
          VRDN due 1/1/29                                                         VMIG1         A-1+                300++
   1,600  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac. Rev.
          (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 C, 2.00%,
          VRDN due 1/1/29                                                                       A-1+              1,600
     500  Madison Co. (IL) Env. Imp. Rev. (Shell Wood River Refining
          Co. Proj.), Ser. 1997, 2.05%, VRDN due 4/1/32                           VMIG1         A-1+                500++
     200  Madison Co. (IL) Env. Imp. Rev. (Shell Wood River Refining
          Co. Proj.), Ser. 1997 A, 2.05%, VRDN due 3/1/33                         VMIG1         A-1+                200++
  11,700  New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
          Rev. (James Tower Dev.), Ser. 2002 A, 1.75%, VRDN due 6/15/32            P-1           A-1             11,700
   1,500  New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg.
          Rev. (Parkgate Dev.), Ser. 1998, 1.75%, VRDN due 10/15/28                             A-1+              1,500
   7,900  New York St. Hsg. Fin. Agcy. Rev. (101 West End Avenue Hsg.),
          Ser. 1999 A, 1.90%, VRDN due 5/1/31                                     VMIG1                           7,900
   1,600  Ohio St. Solid Waste Ref. Rev. (BP Exploration & Oil Inc.
          Proj. - BP p.l.c.), Ser. 2001, 2.05%, VRDN due 8/1/34                   VMIG1         A-1+              1,600++
   1,100  Ohio St. Solid Waste Ref. Rev. (BP Prod. North America Inc.
          Proj. - BP p.l.c.), Ser. 2002, 2.05%, VRDN due 8/1/34                   VMIG1         A-1+              1,100++
   3,400  Pinellas Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
          (Foxbridge Apts. Proj.), Ser. 1995 A, 1.75%, VRDN due 6/15/25                         A-1+              3,400
   1,700  Port Bellingham (WA) Ind. Dev. Corp. Env. Fac. Ind. Rev.
          (BP West Coast Prod. LLC Proj.), Ser. 2002, 2.05%, VRDN
          due 12/1/33                                                             VMIG1         A-1+              1,700++
   3,000  Port of Anacortes (WA) IDC Ref. Rev. (Texaco Proj.),
          Ser. 1985, 1.45%, TECP due 6/15/19                                       P-1          A-1+              3,000++
   6,000  Port of Port Arthur (TX) Dist. Rev., 1.30%, TECP due 5/1/35              P-1                            6,000
   2,000  Port of Port Arthur (TX) Dist. Rev., 1.40%, TECP due 5/1/35              P-1                            2,000
   5,600  Port of Port Arthur (TX) Navigation Dist. of Jefferson Co. Ref.
          PCR (Texaco Inc. Proj.), Ser. 1994, 2.00%, VRDN due 10/1/24             VMIG1                           5,600++
   5,000  Port of Port Arthur (TX) Navigation Dist. Rev. (BASF Corp. Proj.),
          Ser. 2000 A, 1.30%, TECP due 5/1/35                                      P-1                            5,000++
   1,125  Salt Lake Co. (UT) Ref. PCR (Svc. Sta. Holdings Inc.
          Proj. - The British Petroleum Co. p.l.c.), Ser. 1994, 2.00%,
          VRDN due 2/1/08                                                          P-1          A-1+              1,125++
     100  Southwestern (IL) Dev. Au. Solid Waste Disp. Rev.
          (Shell Oil Co. Wood River Proj.), Ser. 1992, 2.05%, VRDN
          due 4/1/22                                                              VMIG1         A-1+                100++

                                       32

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$  2,200  Stanton Co. (NE) IDR (Nucor Corp. Proj.), Ser. 1996, 2.15%,
          VRDN due 11/1/26                                                        VMIG1         A-1+          $   2,200++
     100  Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.),
          Ser. 2001, 1.85%, VRDN due 1/1/31                                       VMIG1                             100
   1,400  West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid Waste
          Disp. Rev. (BP Chemicals Inc. Proj.), Ser. 1996, 2.05%, VRDN
          due 4/1/31                                                               P-1                            1,400++
     500  Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser. 2000,
          2.05%, VRDN due 7/1/31                                                  VMIG1         A-1+                500++
     400  Whiting (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil
          Co. Proj.), Ser. 1999, 2.05%, VRDN due 1/1/26                           VMIG1         A-1+                400++
   1,885  Will Co. (IL) Exempt Fac. Ref. Rev. (ExxonMobil Oil Corp. Proj.),
          Ser. 2001, 1.90%, VRDN due 4/1/26                                       VMIG1                           1,885++
                                                                                                              ---------
                                                                                                                127,245
                                                                                                              ---------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (50.0%)

ABN AMRO BANK NV
   1,000  Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
          Ser. 1992, 2.05%, VRDN due 12/1/22                                      VMIG1         A-1+              1,000
   3,500  Frederick Co. (MD) Retirement Comm. Rev. (Buckingham's
          Choice, Inc. Fac.), Ser. 1997 E, 1.85%, VRDN due 1/1/27                               A-1+              3,500
     150  Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig.
          Group Proj.), Ser. 1992, 2.04%, VRDN due 12/1/16                        VMIG1                             150

BANK OF AMERICA
     300  Angelina & Neches Cos. (TX) River Au. IDC Solid Waste Rev.,
          Ser. 1984 D, 2.00%, VRDN due 5/1/14                                      P-1                              300
   1,200  Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
          Corp., Texas Proj.), Ser. 1994, 1.95%, VRDN due 11/1/15                 VMIG1                           1,200
   3,485  Clarksville (TN) Pub. Bldg. Au. Rev., Ser. 1997, 1.85%, VRDN
          due 11/1/27                                                             VMIG1                           3,485
   2,400  Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
          Ser. 1998 E, 1.80%, VRDN due 6/1/17                                                   A-1+              2,400
   7,400  Hapeville (GA) Dev. Au. IDR (Hapeville Hotel Ltd. Partnership
          Proj.), Ser. 1985, 1.95%, VRDN due 11/1/15                               P-1                            7,400
   1,875  Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
          (Lakewood Shores Apts. Proj.), Ser. 2000 A, 1.95%, VRDN
          due 4/1/33                                                                            A-1+              1,875
   4,000  King Co. (WA) Hsg. Au. Rev. (Overlake TOD Proj.), Ser. 2000 B,
          1.95%, VRDN due 1/1/43                                                                A-1+              4,000
     300  Louisiana Pub. Fac. Au. IDR (Kenner Hotel L.P. Proj.), Ser. 1985,
          1.95%, VRDN due 12/1/15                                                  P-1                              300
   2,800  Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
          Hsg. Rev., Ser. 1996 A, 1.88%, VRDN due 9/1/06                          VMIG1                           2,800
   1,300  Port of Portland (OR) Spec. Oblig. Rev. (Horizon Air Ind., Inc.
          Proj.), Ser. 1997, 1.99%, VRDN due 6/15/27                                            A-1+              1,300
     200  Stevenson (AL) IDB Env. Imp. Rev. (Mead Corp. Proj.),
          Ser. 1986, 1.99%, VRDN due 11/1/16                                                    A-1+                200

BANK OF NEW YORK
     100  California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 U,
          1.98%, VRDN due 8/1/32                                                  VMIG1         A-1+
100****

BANK OF NOVA SCOTIA
   2,767  Harris Co. (TX) G.O., Ser. D, 1.45%, TECP due 11/13/02                   P-1          A-1+              2,767

See Notes to Schedule of Investments

                                       33

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$  5,000  Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.40%,
          TECP due 1/21/03                                                         P-1           A-1          $   5,000
   2,331  Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.45%,
          TECP due 1/21/03                                                         P-1           A-1              2,331

BANK ONE
   2,000  Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm. Hosp. Proj.),
          Ser. 2000, 2.00%, VRDN due 10/1/30                                      VMIG1          A-1              2,000
   1,100  Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991, 1.90%,
          VRDN due 7/1/15                                                         VMIG1         A-1+              1,100
   1,300  Galveston (TX) Ind. Dev. Corp. Ref. Rev. (Mitchell Interests Proj.),
          Ser. 1993 A, 2.05%, VRDN due 9/1/13                                                    A-1              1,300
      50  Indiana Emp. Dev. Comm. Econ. Dev. Rev. (K & F Ind., Inc. Proj.),
          Ser. 1988, 2.25%, VRDN due 1/1/14                                       VMIG1                              50
   1,320  Indiana Hlth. Fac. Fin. Au. Hosp. Rev. (Deaconess Hosp., Inc.),
          Ser. 1992, 1.90%, VRDN due 1/1/22                                       VMIG1                           1,320
   4,000  Indianapolis (IN) Arpt. Au. Rev., 1.75%, TECP due 12/13/02               P-1          A-1+              4,000
   2,000  Lake Charles (LA) Harbor & Rev. Dist. Ref. Rev.
          (Conoco Inc. Proj.), Ser. 1999 A, 1.85%, VRDN due 9/1/29                VMIG1         A-1+              2,000
   4,000  Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
          Ser. 1999, 1.92%, VRDN due 9/1/31                                                      A-1              4,000
     100  New York St. Energy Research & Dev. Au. PCR (Niagara Mohawk
          Pwr. Co. Proj.), Ser. 1986 A, 1.95%, VRDN due 12/1/26                    P-1                              100

BANQUE NATIONALE DE PARIS
   2,500  Pinal Co. (AZ) Ind. Dev. Au. Ref. PCR (Magma Copper Co. Proj.),
          Ser. 1992, 1.85%, VRDN due 12/1/11                                      VMIG1         A-1+              2,500

BARCLAYS BANK INT'L., LTD.
   2,000  Farmington City (NM) Ref. PCR (Arizona Pub. Svc. Co. Four
          Corners Proj.), Ser. 1994 A, 1.95%, VRDN due 5/1/24                      P-1          A-1+              2,000
   8,000  Farmington City (NM) Ref. PCR (Arizona Pub. Svc. Co. Four
          Corners Proj.), Ser. 1994 C, 2.00%, VRDN due 9/1/24                      P-1          A-1+              8,000
  10,271  Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
          Generating Proj.), Ser. 1990, 1.90%, VRDN due 1/1/14                    VMIG1                          10,271
   1,400  Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.),
          Ser. 1988, 2.00%, VRDN due 9/1/18                                        P-1                            1,400

BAYERISCHE LANDESBANK GIROZENTRALE
   2,400  Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt. Second Lien),
          Ser. 1988 A, 1.88%, VRDN due 1/1/18                                     VMIG1          A-1              2,400
     400  Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt. Second Lien),
          Ser. 1988 B, 1.88%, VRDN due 1/1/18                                     VMIG1                             400
   1,000  Denver (CO) Arpt., Ser. 1997 A, 1.50%, TECP due 2/1/10                   P-1          A-1+              1,000
   7,548  Gainesville Util. (FL) Sep. Ser. 1983 C, 1.45%, TECP
          due 11/13/02                                                             P-1          A-1+              7,548
   2,195  Idaho Hlth. Fac. Au. Rev. (St. Luke's Reg. Med. Ctr. Proj.),
          Ser. 1995, 1.95%, VRDN due 5/1/22                                       VMIG1                           2,195
   1,100  New York St. Job Dev. Au. Spec. Purp. Rev., Ser. 1989 A-1
          through A-42, 1.99%, VRDN due 3/1/05                                    VMIG1                           1,100***
     200  New York St. Job Dev. Au. Spec. Purp. Rev., Ser. 1989 B-1
          through B-21, 1.99%, VRDN due 3/1/05                                    VMIG1                             200***

BNP PARIBAS
   1,000  Tulsa Co. (OK) Ind. Au. First Mtge. Rev. (Montereau in Warren
           Woods Proj.), Ser. 2002 A, 2.00%, VRDN due 7/1/32                                    A-1+              1,000

                                       34

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
CHASE MANHATTAN BANK, N.A.
$  1,000  Anne Arundel Co. (MD) Econ. Dev. Rev. (Baltimore Gas & Elec.
          Co. Proj.), Ser. 1988, 1.45%, TECP due 12/1/18                          VMIG1          A-1          $   1,000(L)
   2,000  Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport
          Mem. Hosp.), Ser. 1999, 1.95%, VRDN due 7/1/13                          VMIG1                           2,000
   1,540  Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc. Proj.),
          Ser. 1997, 2.00%, VRDN due 12/1/12                                      VMIG1          A-1              1,540
     400  Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake Mining
          Co. Proj.), Ser. 1997 A, 2.10%, VRDN due 7/1/32                          P-1                              400
   4,000  Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Choctaw
          Generation Ltd.), Ser. 1998, 1.85%, TECP due 10/1/28                    VMIG1          A-1              4,000

CITIBANK, N.A.
   1,100  Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc. Proj.),
          Ser. 1984, 1.85%, VRDN due 12/1/14                                       P-1                            1,100

CREDIT SUISSE
   1,000  King George Co. (VA) IDA Exempt Fac. Rev. (Birchwood Pwr.
          Partners, L.P. Proj.), Ser. 1995, 2.00%, VRDN due 11/1/25                             A-1+              1,000
   1,570  Nashville (TN) Metro. Arpt. Au. Spec. Fac. Ref. Rev. (American
          Airlines, Inc. Proj.), Ser. 1995 A, 2.00%, VRDN due 10/1/12                           A-1+              1,570
   1,000  Texas Capital Hlth. Fac. Dev. Corp. (Island on Lake Travis Ltd.
          Proj.), Ser. 1986, 1.90%, VRDN due 12/1/16                                            A-1+              1,000

DEUTSCHE BANK AG
   2,000  Elk Co. (PA) IDA Solid Waste Disp. Rev. (Willamette Ind., Inc. Proj.),
          Ser. 1992, 1.90%, VRDN due 8/1/10                                                     A-1+              2,000
   1,900  Lincoln Parish (LA) Exempt Fac. Rev. (Willamette Ind., Inc. Proj.),
          Ser. 1996, 1.90%, VRDN due 4/1/26                                                     A-1+              1,900

DEXIA CREDIT LOCALE DE FRANCE
     100  New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 2000 C, 1.99%, VRDN due 6/15/33                                     P-1          A-1+                100

FIRST UNION NATIONAL BANK
   1,000  Midlothian (TX) IDC Exempt Fac. Rev. (Texas Ind., Inc. Proj.),
          Ser. 1999, 2.10%, VRDN due 5/1/29                                       VMIG1         A-1+              1,000
   1,495  Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev.
          (Temple East, Inc.), Ser. 1999 B, 1.90%, VRDN due 6/1/14                              A-1+              1,495
   3,100  Washington Co. (PA) Au. Lease Rev. (Higher Ed. Pooled Equip.
          Leasing Prog.), Ser. 1985 A, 1.90%, VRDN due 11/1/05                    VMIG1                           3,100
   1,345  Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks Sr.
          Living Comm.), Ser. 1992, 1.85%, VRDN due 11/1/25                                      A-1              1,345

GENERAL ELECTRIC CAPITAL CORP.
   1,000  Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec.
          Cap. Corp.), Ser. 1997 G, 1.80%, VRDN due 12/1/31                        P-1          A-1+              1,000
   4,700  Maine St. Hsg. Au. Multi-Family Rev. (Park Village Apts. Proj.),
          Ser. 1997, 1.95%, VRDN due 10/28/32                                     VMIG1                           4,700

HARRIS TRUST AND SAVINGS BANK
     300  Illinois Dev. Fin. Au. IDR (Grayhill, Inc. Proj.), Ser. 1995 C,
          2.00%, VRDN due 2/1/05                                                                A-1+                300
     400  Illinois Dev. Fin. Au. IDR (Overton Gear & Tool Corp. Proj.),
          Ser. 1994, 1.84%, VRDN due 10/1/08                                                    A-1+                400

See Notes to Schedule of Investments

                                       35

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
KBC BANK
$  1,800  Emmaus (PA) Gen. Au. Local Government Rev. (Bond Pool
          Prog.), Ser. 1989 H, 1.90%, VRDN due 3/1/24                                            A-1          $   1,800
   2,600  New York City (NY) G.O., Sub. Ser. 1993 A-5, 2.00%, VRDN
          due 8/1/16                                                              VMIG1          A-1              2,600
   1,600  New York City (NY) G.O., Sub. Ser. 1999 A-5, 2.00%, VRDN
          due 8/1/15                                                              VMIG1          A-1              1,600

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE
     200  Jay Street (NY) Dev. Corp. Courts Fac. Lease Rev.
          (New York City - Jay Street Proj.), Ser. 2001 A-2, 1.95%,
          VRDN due 5/1/20                                                         VMIG1         A-1+                200
   5,700  New York City (NY) Transitional Fin. Au. Rev. (NYC Rec.),
          Ser. 2001 Sub. Ser. 1D, 1.95%, VRDN due 11/1/22                         VMIG1                           5,700
   4,000  North Carolina St. Pub. Imp. G.O., Ser. 2002 F, 1.75%,
          VRDN due 5/1/21                                                         MIG1          A-1+              4,000
   4,700  Northampton Co. (PA) Higher Ed. Au. College Funding Oblig.
          Rev. (Lafayette College), Ser. 1998 A, 1.80%, VRDN due 11/1/28                        A-1+              4,700
   2,500  San Antonio (TX) G.O., Ser. A, 1.75%, TECP due 11/15/02                  P-1          A-1+              2,500
   5,000  Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. 2001, 1.75%,
          TECP due 1/28/03                                                         P-1          A-1+              5,000
   1,200  Univ. of North Carolina Board of Governors Univ. Hosp. at
          Chapel Hill Rev., Ser. 2001 A, 1.99%, VRDN due 2/15/31                  VMIG1         A-1+              1,200

LASALLE NATIONAL BANK
   1,900  Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
          Manufactured Prod., Inc. Proj.), Ser. 2002, 2.05%, VRDN
          due 2/1/27                                                                            A-1+              1,900

MORGAN GUARANTY TRUST CO.
   2,800  Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A, 1.90%,
          VRDN due 11/15/17                                                        P-1                            2,800
   2,750  Miami (OH) Montgomery Valley Hosp. Rev., 1.45%, TECP
          due 11/15/24                                                            VMIG1                           2,750
   1,100  New York City (NY) G.O., Sub. Ser. 1993 B-2, 1.95%, VRDN
          due 8/15/19                                                             VMIG1                           1,100
     300  New York City (NY) G.O., Sub. Ser. 1994 B-2, 1.95%, VRDN
          due 8/15/20                                                             VMIG1                             300
     100  New York City (NY) G.O., Sub. Ser. 1994 E-2, 1.95%, VRDN
          due 8/1/20                                                              VMIG1         A-1+                100
   1,950  Omaha (NE) Pub. Pwr. Dist. Rev., 1.60%, TECP due 12/10/02                P-1          A-1+              1,950

NATIONAL WESTMINSTER BANK PLC
     300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
          Cogeneration Proj.), Ser. 1990 A, 1.95%, VRDN due 10/1/17               VMIG1         A-1+                300
     300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
          Cogeneration Proj.), Ser. 1990 D, 1.95%, VRDN due 10/1/17               VMIG1         A-1+                300

NORTHERN TRUST CO.
   2,000  Palm Beach Co. (FL) Rev. (The Henry Morrison Flagler Museum
          Proj.), Ser. 1999, 1.85%, VRDN due 11/1/34                               P-1          A-1+              2,000
     200  St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame du Lac
          Proj.), Ser. 2002, 1.95%, VRDN due 3/1/37                               VMIG1                             200^^

ROYAL BANK OF CANADA
   1,400  Gulf Coast (TX) IDA Env. Fac. Rev. (CITGO Petroleum Corp. Proj.),
          Ser. 2002, 2.10%, VRDN due 2/1/32                                       VMIG1                           1,400

                                       36

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$    300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-1, 2.04%, VRDN due 12/1/14                          VMIG1                       $     300
   3,500  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-3, 2.04%, VRDN due 12/1/14                          VMIG1                           3,500
     300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-4, 2.04%, VRDN due 12/1/14                          VMIG1                             300
   3,100  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-5, 2.04%, VRDN due 12/1/14                          VMIG1                           3,100
     100  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 B-3, 2.04%, VRDN due 12/1/14                          VMIG1                             100
     400  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 B-5, 2.04%, VRDN due 12/1/14                          VMIG1                             400

SLM HOLDING CORP.
   2,200  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
          Ser. 1991 A, 1.90%, VRDN due 6/1/21                                     VMIG1                           2,200
   1,600  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
          Ser. 1995 A, 1.90%, VRDN due 6/1/25                                     VMIG1                           1,600

SOCIETE GENERALE
   6,000  Chicago (IL) O'Hare Int'l. Arpt. Gen. Arpt. 2nd Lien Rev.,
          Ser. 1984 A, 1.83%, VRDN due 1/1/15                                     VMIG1         A-1+              6,000
   3,000  Chicago (IL) O'Hare Int'l. Arpt. Gen. Arpt. 2nd Lien Rev.,
          Ser. 1984 B, 1.83%, VRDN due 1/1/15                                     VMIG1         A-1+              3,000
   1,800  Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev. (Compagnie
          Nationale Air France Proj.), Ser. 1990, 1.95%, VRDN
          due 5/1/18                                                                            A-1+              1,800
   1,300  Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
          Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 2.09%, VRDN
          due 12/1/25                                                                           A-1+              1,300
   3,500  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
          Ser. 1994 B, 1.95%, VRDN due 4/1/28                                     VMIG1         A-1+              3,500
   2,900  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
          Ser. 1995 A, 1.88%, VRDN due 4/1/29                                                   A-1+              2,900
   5,000  Riverside-San Bernardino (CA) Hsg. & Fin. Agcy. Lease Rev.
          Pass-Through Oblig., Ser. 2001 A, 2.05%, VRDN due 7/1/06                              A-1+              5,000

STATE STREET BANK AND TRUST COMPANY
   3,000  Arizona Ed. Loan Mktg. Corp. Ed. Loan Rev., Ser. 1991 A,
          1.90%, VRDN due 12/1/20                                                 VMIG1                           3,000
     700  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1, 1.95%,
          VRDN due 7/1/19                                                                       A-1+                700
   2,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 1.95%,
          VRDN due 6/1/26                                                                       A-1+              2,000
   1,250  Texas St. Rev. (Water Dev. Board), Ser. 1992 A, 2.00%,
          VRDN due 3/1/15                                                         VMIG1                           1,250

SUNTRUST BANK
   1,600  Clark Co. (AR) Solid Waste Disp. Rev. (Reynolds Metals Co. Proj.),
          Ser. 1992, 1.92%, VRDN due 8/1/22                                        P-1          A-1+              1,600
     600  DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev. (Egleston
          Children's Hosp.), Ser. 1994 A, 1.85%, VRDN due 3/1/24                  VMIG1         A-1+                600
     700  Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
          Ser. 1989, 1.95%, VRDN due 8/1/19                                       VMIG1                             700
   3,500  Sarasota (FL) Hosp. Rev. (Sarasota Memorial Hosp.),
          Ser. 1995 C, 1.40%, TECP due 10/1/20                                    VMIG1         A-1+              3,500

See Notes to Schedule of Investments

                                       37

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
TORONTO DOMINION BANK
$    300  Beltrami Co. (MN) Env. Ctrl. Ref. Rev. (Northwood Panelboard
          Co. Proj.), Ser. 1991, 1.95%, VRDN due 12/1/21                                        A-1+          $     300
   1,220  Cleveland (OH) Arpt. Sys. Rev., Ser. D, 1.90%, VRDN
          due 1/1/27                                                              VMIG1         A-1+              1,220
   2,500  Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev.,
          Ser. 1998 A, 1.85%, VRDN due 1/1/18                                     VMIG1         A-1+              2,500
   2,850  Montgomery Co. (MD) Rev., Ser. 2002, 1.60%, TECP
          due 12/10/02                                                             P-1          A-1+              2,850
   5,000  Sunshine St. (FL) Government Fin. Comm. Rev., Ser. C,
          1.40%, TECP due 1/17/03                                                  P-1          A-1+              5,000
   1,800  Utah St. G.O., Ser. 1999 A, 1.80%, VRDN due 7/1/16                      VMIG1         A-1+              1,800

UNION BANK OF SWITZERLAND
     500  Alaska Ind. Dev. & Export Au. Fac. Rev. (Fairbanks Gold
          Mining, Inc. Proj.), Ser. 1997, 1.92%, VRDN due 5/1/09                  VMIG1         A-1+                500
     400  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
          1.88%, VRDN due 7/1/25                                                  VMIG1         A-1+                400
     830  Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
          Ser. 1986, 1.90%, VRDN due 12/1/11                                      VMIG1                             830

WACHOVIA BANK & TRUST CO.
     500  Fulco (GA) Hosp. Au. Anticipation Cert. Rev. (Shepherd Ctr.,
          Inc. Proj.), Ser. 1997, 1.85%, VRDN due 9/1/17                                        A-1+                500
   4,300  Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev.
          (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 1.86%, VRDN
          due 4/1/24                                                              VMIG1         A-1+              4,300
     500  Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
          Ser. 1996, 1.97%, VRDN due 8/1/31                                       VMIG1         A-1+                500
   1,200  South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg.
          Med. Ctr.), Ser. 1995 B, 1.85%, VRDN due 11/1/25                        VMIG1         A-1+              1,200
   2,200  South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg.,
          Inc. Proj.), Ser. 1987 A, 1.95%, VRDN due 11/7/07                        P-1                            2,200

WELLS FARGO & CO.
     800  New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
          Ser. 1985, 1.90%, VRDN due 8/1/14                                                     A-1+                800

WESTDEUTSCHE LANDESBANK GIROZENTRALE
   1,825  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-1,
          1.80%, VRDN due 7/1/25                                                  VMIG1         A-1+              1,825
   5,000  Denver (CO) City & Co. Arpt. Rev., 1.40%, TECP due 11/7/02               P-1          A-1+              5,000(Y)
   5,000  Denver (CO) City & Co. Arpt. Rev., Ser. 2000 A, 1.55%, TECP
          due 1/17/03                                                              P-1          A-1+              5,000(Y)
   4,000  District of Columbia Multimodal Univ. Rev. (American Univ. Issue),
          Ser. 1999, 1.80%, VRDN due 1/1/28                                        P-1           A-1              4,000
   2,000  Nueces Co. (TX) Port of Corpus Christi Au. Marine Term. Rev.
          (Reynolds Metal Co.), Ser. 1984, 1.90%, VRDN due 9/1/14                               A-1+              2,000
   4,000  Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Reliant
          Energy Seward, LLC Proj.), Ser. 2001 A, 1.95%, VRDN
          due 12/1/36                                                             VMIG1                           4,000
                                                                                                              ---------
                                                                                                                266,417
                                                                                                              ---------

                                       38

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT CASH EQUIVALENT SECURITIES-BACKED BY INSURANCE (13.0%)

AMERICAN MUNICIPAL BOND ASSURANCE CORP.
$  1,500  Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev. (Incarnate Word
          Hlth. Sys.), Ser. 1998 B, 1.90%, VRDN due 8/15/28                       VMIG1         SP-1+         $   1,500
   2,600  Indiana Secondary Mkt. for Ed. Loans, Inc. Rev., Ser. 1988 B,
          1.90%, VRDN due 12/1/13                                                 VMIG1         A-1+              2,600
   1,160  Michigan Higher Ed. Student Loan Au. Ref. Rev., Ser. 1988 XII-B,
          1.90%, VRDN due 10/1/13                                                 VMIG1          A-1              1,160
     700  New York City (NY) G.O., Ser. 2001 A-7, 1.95%, VRDN
          due 11/1/24                                                             VMIG1          A-1                700
   5,000  New York City (NY) G.O., Sub. Ser. 1994 B-7, 2.00%, VRDN
          due 4/1/32                                                              VMIG1         A-1+              5,000
   2,000  Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
          Ser. 1995 A, 1.90%, VRDN due 12/1/25                                    VMIG1         A-1+              2,000^
   2,000  Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L,
          1.90%, VRDN due 11/1/25                                                               A-1+              2,000

FINANCIAL GUARANTY INSURANCE CO.
   3,300  Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.), Ser. 1985,
          1.90%, VRDN due 10/1/15                                                 VMIG1          A-1              3,300
   1,385  Central Bucks (PA) Sch. Dist., Ser. 2000 A, 1.93%, VRDN
          due 2/1/20                                                              VMIG1                           1,385
   4,000  Detroit (MI) Wtr. Supply Sys. Second Lien Ref. Rev.,
          Ser. 2001 C, 1.80%, VRDN due 7/1/29                                     VMIG1                           4,000
     680  Eastern Michigan Univ. Gen. Ref. Rev., Ser. 2001, 2.00%,
          VRDN due 6/1/27                                                                       A-1+                680
   9,700  Massachusetts Wtr. Res. Au. Multi-Modal Subordinated Gen.
          Rev., Ser. 2001 A, 1.80%, VRDN due 8/1/23                                             A-1+              9,700
   1,100  New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1992 C, 2.00%, VRDN due 6/15/22                                    VMIG1         A-1+              1,100

FINANCIAL SECURITY ASSURANCE INC.
   2,615  California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2000 M,
          1.87%, VRDN due 8/1/19                                                  VMIG1                           2,615
   1,300  California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 J,
          1.98%, VRDN due 2/1/32                                                  VMIG1         A-1+              1,300
   2,200  Clark Co. (NV) Sch. Dist. G.O., Ser. 2001 A, 1.95%, VRDN
          due 6/15/21                                                             VMIG1         A-1+              2,200
   3,600  Clark Co. (NV) Sch. Dist. Rev., Ser. 2001 B, 1.89%, VRDN
          due 6/15/21                                                              P-1                            3,600
   1,200  New York City (NY) G.O., Sub. Ser. 1994 H-3, 1.90%, VRDN
          due 8/1/19                                                              VMIG1         A-1+              1,200
   3,800  New York City (NY) G.O., Sub. Ser. 1994 H-3, 1.90%, VRDN
          due 8/1/20                                                              VMIG1         A-1+              3,800

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
   1,560  Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A, 1.90%, VRDN
          due 7/1/17                                                              VMIG1          A-1              1,560
     330  Clark Co. (NV) Arpt. Sub. Lien Rev., Ser. 1998 B, 1.88%,
          VRDN due 7/1/28                                                         VMIG1         A-1+                330
   4,915  Harris Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Texas Children's
          Hosp. Proj.), Ser. 1999 B-1, 2.00%, VRDN due 10/1/29                    VMIG1         A-1+              4,915
     900  Kentucky Higher Ed. Std. Loan Corp. Rev., Ser. 1996 A, 1.90%,
          VRDN due 6/1/26                                                         VMIG1         A-1+                900

See Notes to Schedule of Investments

                                       39

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~@@                   VALUE+++
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$  2,000  Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
          Ser. 1985 B, 1.95%, VRDN due 7/1/10                                     VMIG1         A-1+          $   2,000
   1,000  Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
          Ser. 1985 C, 1.95%, VRDN due 7/1/10                                     VMIG1         A-1+              1,000
   5,880  Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
          Ser. 1985 D, 1.95%, VRDN due 1/1/35                                     VMIG1         A-1+              5,880
   3,000  Michigan St. Hsg. Dev. Au. Rental Hsg. Rev., Ser. 2002 C, 1.80%,
          VRDN due 4/1/21                                                                       A-1+
3,000(LL)
     100  New York City (NY) G.O., Sub. Ser. 1995 B-3, 2.00%, VRDN
          due 8/15/04                                                             VMIG1         A-1+                100
                                                                                                              ---------
                                                                                                                 69,525
                                                                                                              ---------

          TOTAL INVESTMENTS (100.3%)                                                                            534,855

          Liabilities, less cash, receivables and other assets [(0.3%)]                                          (1,579)
                                                                                                              ---------

          TOTAL NET ASSETS (100.0%)                                                                           $ 533,276
                                                                                                              ---------

SCHEDULE OF INVESTMENTS Municipal Securities Trust

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~                     VALUE+
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
TAX-EXEMPT SECURITIES--PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (8.8%)
$  1,000  Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A, 5.60%,
          due 6/15/08 P/R 6/15/05                                                  Aaa           AAA          $   1,100
   1,000  Mecklenburg Co. (NC) Pub. Imp. G.O., Ser. 1994, 5.50%,
          due 4/1/12 P/R 4/1/04                                                    Aaa           AAA              1,072
   1,000  Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
          Ser. 2000, 6.00%, due 7/1/12 P/R 7/1/10                                  Aaa           AAA              1,179
                                                                                                              ---------
                                                                                                                  3,351
                                                                                                              ---------
TAX-EXEMPT SECURITIES--BACKED BY INSURANCE (32.8%)

AMERICAN MUNICIPAL BOND ASSURANCE CORP.
   1,000  Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996, 6.50%, due 1/1/06          Aaa           AAA              1,122
   1,000  Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000, 5.75%,
          due 12/15/15                                                             Aaa           AAA              1,121

FINANCIAL GUARANTY INSURANCE CO.
   1,000  Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995, 6.25%,
          due 10/1/06                                                              Aaa           AAA              1,140
     750  Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp.
          Ref. G.O., Ser. 1998 C, 5.25%, due 5/1/13                                Aaa           AAA                836
   1,000  Grapevine (TX) Combination Tax & Tax Increment Reinvestment
          Zone Rev., Ser. 2000, 5.63%, due 8/15/15                                 Aaa           AAA              1,108
     500  Illinois St. G.O., First Ser. 2000, 5.50%, due 1/1/06                                  AAA                547
     500  Scottsdale (AZ) Excise Tax Rev., Ser. 1998, 6.00%, due 7/1/07            Aaa           AAA                571
   1,000  Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B, 5.13%,
          due 10/1/09                                                              Aaa           AAA              1,105

FINANCIAL SECURITY ASSURANCE INC.
     800  Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
          Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                               AAA                890

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     500  Metro. (IL) Pier & Exposition Au. Dedicated St. Sales Tax Rev.
          (McCormick Place Expansion), Ser. 2002 A, 5.25%, due 6/15/08             Aaa           AAA                555
   1,000  Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au. Natural
          Gas Supply Proj.), Ser. 1998, 5.00%, due 1/1/08                          Aaa           AAA              1,092
   1,100  Orange Co. (CA) Local Trans. Au. Measure M Sales Tax (Limited Tax)
          Second Sr. Rev., Ser. 1998 A, 5.50%, due 2/15/10                         Aaa           AAA              1,244
   1,000  Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14                       Aaa           AAA              1,100
                                                                                                              ---------
                                                                                                                 12,431
                                                                                                              ---------

TAX-EXEMPT SECURITIES--OTHER (50.6%)
   1,000  Board of Regents of the Texas A&M Univ. Sys. Perm. Univ. Fund
          Rev., Ser. 1998, 5.00%, due 7/1/08                                       Aaa           AAA              1,098
   1,000  Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1, 5.00%,
          due 6/15/08                                                              Aaa           AAA              1,101
     400  Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O., Ser. 1994 A,
          6.50%, due 6/1/10                                                        Aa3           AA-                479
     500  Florida St. Board of Ed. Cap. Outlay Ref. G.O., Ser. 1998 B,
          5.25%, due 6/1/09                                                        Aa2           AA+                557
   1,000  Georgia G.O., Ser. 1995 C, 7.25%, due 7/1/04                             Aaa           AAA              1,089
   1,000  Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10             Aa2           AAA              1,113
   1,000  Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997, 5.50%,
           due 2/1/09                                                              Aa1           AAA              1,121

See Notes to Schedule of Investments

                                       41

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~                     VALUE+
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$  1,000  Lake Co. (IL) Sch. Dist. Number 109 Deerfield Ref. G.O.,
          Ser. 1999 C, 5.00%, due 12/15/14                                         Aa2           AA+          $   1,086
   1,000  Minnesota St. Var. Purp. G.O., 5.25%, due 8/1/13                         Aaa           AAA              1,092
      65  Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
          Ser. 1993 C, 6.05%, due 9/1/07                                            A                                66
   1,000  Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
          (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B, 5.50%,
          due 1/1/11                                                               Aaa           AAA              1,135
   1,000  Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06             Aa2           AA               1,120
     500  New Jersey Bldg. Au. St. Bldg. Rev., Ser. 1994, 5.00%,
          due 6/15/11                                                              Aa3           AA                 514
     575  New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A,
          5.63%, due 6/15/13                                                       Aa3           AA                 661
   1,000  Northside (TX) Independent Sch. Dist. Unlimited Tax Sch. Bldg.
          G.O., Ser. 1999 A, 6.38%, due 8/15/09                                    Aaa           AAA              1,181
     500  Oklahoma City (OK) Ref. G.O., Ser. 1993, 5.55%, due 8/1/11               Aa2           AA                 572
     735  Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A, 5.80%,
          due 2/1/16                                                               Aaa           AAA                808
   1,000  San Antonio (TX) Elec. & Gas Sys. Ref. Rev., Ser. 1998 A,
          5.00%, due 2/1/05                                                        Aa1           AA               1,065
     500  South Carolina St. Cap. Imp. G.O., Ser. 2001 B, 5.38%,
          due 4/1/13                                                                             AAA                563
   1,000  Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%, due 10/1/09           Aa1           AA               1,104
   1,000  Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                            Aaa           AAA              1,102
     500  Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
          Ser. 2002, 5.00%, due 10/12/10                                                         AA-                545
                                                                                                              ---------
                                                                                                                 19,172
                                                                                                              ---------
TAX-EXEMPT CASH EQUIVALENT SECURITIES (0.8%)
     200  Ascension Parish (LA) Rev. (Shell Chemical LP Proj.), Ser. 2001,
          2.05%, VRDN due 12/1/36                                                 VMIG1         A-1+                200
     100  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 D, 1.89%, VRDN
          due 11/1/14                                                              P-1          A-1+                100++
                                                                                                              ---------
                                                                                                                    300
                                                                                                              ---------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY LETTERS OF CREDIT (4.0%)

BANK OF AMERICA
     300  Port of Portland (OR) Spec. Oblig. Rev. (Horizon Air Ind., Inc. Proj.),
          Ser. 1997, 1.99%, VRDN due 6/15/27                                                    A-1+                300

CREDIT SUISSE
     100  Nashville (TN) Metro. Arpt. Au. Spec. Fac. Ref. Rev. (American
          Airlines, Inc. Proj.), Ser. 1995 A, 2.00%, VRDN due 10/1/12                           A-1+                100

MORGAN GUARANTY TRUST CO.
     100  New York City (NY) G.O., Sub. Ser. 1994 E2, 1.95%, VRDN
          due 8/1/20                                                              VMIG1         A-1+                100

ROYAL BANK OF CANADA
     200  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-2, 2.04%, VRDN due 12/1/14                          VMIG1                             200
     100  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-4, 2.04%, VRDN due 12/1/14                          VMIG1                             100
     400  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 A-5, 2.04%, VRDN due 12/1/14                          VMIG1                             400

                                       42

PRINCIPAL AMOUNT                    SECURITY@                                         RATING~                     VALUE+
(000'S OMITTED)                                                                  MOODY'S        S&P     (000'S OMITTED)
$    100  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 B-3, 2.04%, VRDN due 12/1/14                          VMIG1                       $     100
     200  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
          Proj.), Ser. 1984 B-4, 2.04%, VRDN due 12/1/14                          VMIG1                             200
                                                                                                              ---------
                                                                                                                  1,500
                                                                                                              ---------
TAX-EXEMPT CASH EQUIVALENT SECURITIES--BACKED BY INSURANCE (1.9%)

FINANCIAL GUARANTY INSURANCE CO.
     200  New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1994 C, 2.00%, VRDN due 6/15/23                                    VMIG1         A-1+                200

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     500  Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
          Ser. 1985 D, 1.95%, VRDN due 1/1/35                                     VMIG1                             500
                                                                                                              ---------
                                                                                                                    700
                                                                                                              ---------

          TOTAL INVESTMENTS (98.9%) (COST $35,528)                                                               37,454##

          Cash, receivables and other assets, less liabilities (1.1%)                                               432
                                                                                                              ---------

          TOTAL NET ASSETS (100.0%)                                                                           $  37,886
                                                                                                              ---------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Neuberger Berman Income Funds (the "Trust") believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

+++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.

#    At cost, which approximates market value.

## At October 31, 2002, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                             GROSS           GROSS             NET
                                                        UNREALIZED      UNREALIZED      UNREALIZED
NEUBERGER BERMAN                              COST    APPRECIATION    DEPRECIATION    APPRECIATION
HIGH INCOME BOND FUND                $ 143,981,000     $ 2,467,000     $ 1,885,000     $   582,000
LIMITED MATURITY BOND FUND             255,150,000       4,455,000         443,000       4,012,000
MUNICIPAL SECURITIES TRUST              35,528,000       1,926,000              --       1,926,000

@ Municipal securities held by Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 81% and 48% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.

~      Credit ratings are unaudited.

*      Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 2002, these securities amounted to $10,933,000 or 7.4% of net assets for Neuberger Berman High Income Bond Fund ("High Income") and $8,529,000 or 3.2% of net assets for Neuberger Berman Limited Maturity Bond Fund.

See Notes to Financial Statements

++     Security is guaranteed by the corporate obligor.

(L) Security is subject to a fractional guarantee provided by Chase Manhattan Bank, N.A. and Bank of New York, each backing 50% of the total principal.

(LL)   Security is subject to a guarantee provided by Landesbank
       Hessen-Thueringen Girozentrale, backing 100% of the total principal.

^ Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

^^ Security is subject to a fractional guarantee provided by Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.

*** Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale and Chase Manhattan Bank, N.A., each backing 45% and 55%, respectively, of the total principal.

**** Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

(Y) Security is subject to a fractional guarantee provided by Bayerische Landesbank Girozentrale, Westdeutsche Landesbank Girozentrale, and State Street Bank and Trust Company, each backing 33.3% of the total principal.

### Security purchased on a when-issued basis. At October 31, 2002, these securities amounted to $1,030,000 for High Income.

#### Security is segregated as collateral for when-issued purchase commitments.

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                      CASH       GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                       RESERVES       MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE                                    $   769,956      $ 1,201,901
     REPURCHASE AGREEMENTS, AT VALUE                                             28,771          148,182
--------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE* (NOTE A)--SEE                                 798,727        1,350,083
     SCHEDULE OF INVESTMENTS
     Cash                                                                            --               --
--------------------------------------------------------------------------------------------------------
     Interest receivable                                                          1,466            1,860
     Receivable for securities sold                                              40,000               --
--------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                              3,274           10,185
     Prepaid expenses and other assets                                               22               27
========================================================================================================
TOTAL ASSETS                                                                    843,489        1,362,155
========================================================================================================

LIABILITIES
     Dividends payable                                                              651            1,402
     Payable for securities purchased                                                --           15,000
     Payable for Fund shares redeemed                                               178               44
--------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                         170              251
     Payable to administrator-net (Note B)                                          192              176
--------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                            293              127
========================================================================================================
TOTAL LIABILITIES                                                                 1,484           17,000
========================================================================================================
NET ASSETS AT VALUE                                                         $   842,005      $ 1,345,155
========================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                        $   842,006      $ 1,345,149
     Undistributed (distributions in excess of) net investment income                --               --
--------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                          (1)               6
     Net unrealized appreciation (depreciation) in value of investments              --               --
========================================================================================================
NET ASSETS AT VALUE                                                         $   842,005      $ 1,345,155
========================================================================================================

NET ASSETS
     Investor Class                                                         $   842,005      $ 1,345,155
     Trust Class                                                                     --               --
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                             842,006        1,345,149
--------------------------------------------------------------------------------------------------------
     Trust Class                                                                     --               --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                         $      1.00      $      1.00
     Trust Class                                                                     --               --
========================================================================================================
*COST OF INVESTMENTS                                                        $   798,727      $ 1,350,083
========================================================================================================

                                       46

NEUBERGER BERMAN INCOME FUNDS                                               HIGH INCOME BOND    LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                FUND           BOND FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE                                         $   125,423         $   242,642
     REPURCHASE AGREEMENTS, AT VALUE                                                  19,140              16,520
----------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE* (NOTE A)--SEE                                      144,563             259,162
     SCHEDULE OF INVESTMENTS
     Cash                                                                                 25                   4
----------------------------------------------------------------------------------------------------------------
     Interest receivable                                                               2,808               2,704
     Receivable for securities sold                                                        2                  --
----------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                   3,017               6,514
     Prepaid expenses and other assets                                                     1                   7
================================================================================================================
TOTAL ASSETS                                                                         150,416             268,391
================================================================================================================

LIABILITIES
     Dividends payable                                                                    68                  53
     Payable for securities purchased                                                  1,398               4,238
     Payable for Fund shares redeemed                                                    122                 659
----------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                               54                  54
     Payable to administrator-net (Note B)                                                39                  66
================================================================================================================
     Accrued expenses and other payables                                                 119                 109
================================================================================================================
TOTAL LIABILITIES                                                                      1,800               5,179
================================================================================================================
NET ASSETS AT VALUE                                                              $   148,616         $   263,212
================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                             $   166,920         $   282,963
     Undistributed (distributions in excess of) net investment income                   (118)               (304)
----------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                          (19,008)            (23,955)
     Net unrealized appreciation (depreciation) in value of investments                  822               4,508
================================================================================================================
NET ASSETS AT VALUE                                                              $   148,616         $   263,212
================================================================================================================

NET ASSETS
     Investor Class                                                              $   148,616         $   220,266
     Trust Class                                                                          --              42,946
----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                   16,866              22,827
----------------------------------------------------------------------------------------------------------------
     Trust Class                                                                          --               4,670

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                              $      8.81         $      9.65
     Trust Class                                                                          --                9.20
================================================================================================================
*COST OF INVESTMENTS                                                             $   143,741         $   254,655
================================================================================================================


NEUBERGER BERMAN INCOME FUNDS                                               MUNICIPAL MONEY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                               FUND                  TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE                                        $   534,855            $    37,454
     REPURCHASE AGREEMENTS, AT VALUE                                                     --                     --
------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE* (NOTE A)--SEE                                     534,855                 37,454
     SCHEDULE OF INVESTMENTS
     Cash                                                                                --                      5
------------------------------------------------------------------------------------------------------------------
     Interest receivable                                                              1,463                    516
     Receivable for securities sold                                                     140                     --
------------------------------------------------------------------------------------------------------------------
     Receivable for Fund shares sold                                                      9                     --
     Prepaid expenses and other assets                                                   10                      1
==================================================================================================================
TOTAL ASSETS                                                                        536,477                 37,976
==================================================================================================================

LIABILITIES
     Dividends payable                                                                  462                     11
     Payable for securities purchased                                                    --                     --
     Payable for Fund shares redeemed                                                 2,391                     19
------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                             111                      8
     Payable to administrator-net (Note B)                                              120                     --
------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                117                     52
==================================================================================================================
TOTAL LIABILITIES                                                                     3,201                     90
==================================================================================================================
NET ASSETS AT VALUE                                                             $   533,276            $    37,886
==================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                            $   533,282            $    35,760
     Undistributed (distributions in excess of) net investment income                     1                     --
------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                              (7)                   200
     Net unrealized appreciation (depreciation) in value of investments                  --                  1,926
==================================================================================================================
NET ASSETS AT VALUE                                                             $   533,276            $    37,886
==================================================================================================================

NET ASSETS
     Investor Class                                                             $   533,276            $    37,886
     Trust Class                                                                         --                     --
------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                 533,356                  3,211
------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                         --                     --

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                             $      1.00            $     11.80
     Trust Class                                                                         --                     --
==================================================================================================================
*COST OF INVESTMENTS                                                            $   534,855            $    35,528
==================================================================================================================

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

                                                                                                               GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                                                      CASH             MONEY
(000'S OMITTED)                                                                                RESERVES              FUND

                                                                                                FOR THE           FOR THE
                                                                                             YEAR ENDED        YEAR ENDED
                                                                                       OCTOBER 31, 2002  OCTOBER 31, 2002
INVESTMENT INCOME
Interest income (Note A)                                                                    $    18,865       $    22,910
=========================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                2,103             2,768
Administration fee (Notes B and E):
-------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                             2,373             3,231
       Trust Class                                                                                   --                --
       ------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                                --                --
       Retail Shares                                                                                 --                --
       ------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                                  --                --
Distribution fees (Notes B and E):
-------------------------------------------------------------------------------------------------------------------------
       Retail Shares                                                                                 --                --
Shareholder servicing agent fees (Note E):
-------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                               256                82
       Trust Class                                                                                   --                --
       ------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                                --                --
       Retail Shares                                                                                 --                --
       ------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                                  --                --
Amortization of deferred organization and initial offering expenses (Note E)                         --                --
-------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                                        34                34
Custodian fees (Note B)                                                                             192               230
-------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                    24                 7
Legal fees                                                                                           24                22
-------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                         34                58
Shareholder reports                                                                                  59                86
-------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                          38                38
Miscellaneous                                                                                       178                61
=========================================================================================================================
Total expenses                                                                                    5,315             6,617

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                                                           (2)           (1,039)
=========================================================================================================================
Total net expenses                                                                                5,313             5,578
=========================================================================================================================
Net investment income (loss)                                                                     13,552            17,332
=========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                                               (1)                6
Net realized gain (loss) on foreign currency (Note A)                                                --                --
-------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities (Note A)                                                                --                --
       ------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                                     --                --
       ==================================================================================================================
Net gain (loss) on investments                                                                       (1)                6
=========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $    13,551       $    17,338
=========================================================================================================================

                                       48

NEUBERGER BERMAN INCOME FUNDS
(000'S OMITTED)                                                                                         HIGH INCOME BOND
FUND

                                                                                                 FOR THE            FOR THE
                                                                                        TEN MONTHS ENDED         YEAR ENDED
                                                                                        OCTOBER 31, 2002  DECEMBER 31, 2001
INVESTMENT INCOME
Interest income (Note A)                                                                     $     7,767         $     7,587
===============================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                   714                 670
Administration fee (Notes B and E):
-------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                                 57                  --
       Trust Class                                                                                    --                  --
       ------------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                                146                 151
       Retail Shares                                                                                  68                  21
       ------------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                                    1                   9
Distribution fees (Notes B and E):
-------------------------------------------------------------------------------------------------------------------------------
       Retail Shares                                                                                  56                  27
Shareholder servicing agent fees (Note E):
-------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                                  3                  --
       Trust Class                                                                                    --                  --
       ------------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                                  2                  --
       Retail Shares                                                                                   1                  --
       ------------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                                    1                  12
Amortization of deferred organization and initial offering expenses (Note E)                          --                   6
-------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                                         11                  23
Custodian fees (Note B)                                                                               50                  12
-------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                     11                  --
Legal fees                                                                                           138                  33
-------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                          26                  30
Shareholder reports                                                                                   32                  20
-------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                           42                  23
Miscellaneous                                                                                         26                  26
===============================================================================================================================
Total expenses                                                                                     1,385               1,063

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                                                          (353)               (130)
===============================================================================================================================
Total net expenses                                                                                 1,032                 933
===============================================================================================================================
Net investment income (loss)                                                                       6,735               6,654
===============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                                            (3,296)              (655)
Net realized gain (loss) on foreign currency (Note A)                                                 --                  --
-------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities (Note A)                                                                735               1,362
-------------------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                                      --                  --
===============================================================================================================================
Net gain (loss) on investments                                                                    (2,561)                707
===============================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $     4,174         $     7,361
===============================================================================================================================


                                                                                  LIMITED           MUNICIPAL           MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                                    MATURITY               MONEY          SECURITIES
(000'S OMITTED)                                                                 BOND FUND                FUND               TRUST

                                                                                  FOR THE             FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                         OCTOBER 31, 2002    OCTOBER 31, 2002    OCTOBER 31, 2002
INVESTMENT INCOME
Interest income (Note A)                                                      $    12,598         $     7,044         $     1,445
=================================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                    614               1,141                  83
Administration fee (Notes B and E):
---------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                 553               1,232                  90
       Trust Class                                                                    203                  --                  --
       --------------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                  --                  --                  --
       Retail Shares                                                                   --                  --                  --
       --------------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                    --                  --                  --
Distribution fees (Notes B and E):
---------------------------------------------------------------------------------------------------------------------------------
       Retail Shares                                                                   --                  --                  --
Shareholder servicing agent fees (Note E):
---------------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                 165                  26                  27
       Trust Class                                                                     19                  --                  --
       --------------------------------------------------------------------------------------------------------------------------
       Premier Shares                                                                  --                  --                  --
       Retail Shares                                                                   --                  --                  --
       --------------------------------------------------------------------------------------------------------------------------
       Group Retirement Plan Shares                                                    --                  --                  --
Amortization of deferred organization and
 initial offering expenses (Note E)                                                    --                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                          44                  34                  38
Custodian fees (Note B)                                                               132                 205                  32
---------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                       4                   6                   1
Legal fees                                                                             24                  21                  20
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                           55                  43                  32
Shareholder reports                                                                    16                  33                   6
---------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                            34                  38                  37
Miscellaneous                                                                          17                  55                   3
=================================================================================================================================
Total expenses                                                                      1,880               2,834                 369

Expenses reimbursed by administrator and/or reduced by custodian
   fee expense offset arrangement (Note B)                                           (120)                 (3)               (151)
=================================================================================================================================
Total net expenses                                                                  1,760               2,831                 218
=================================================================================================================================
Net investment income (loss)                                                       10,838               4,213               1,227
=================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                              1,240                  --                 293
Net realized gain (loss) on foreign currency (Note A)                                 175                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Investment securities (Note A)                                              (3,923)                 --                 254
---------------------------------------------------------------------------------------------------------------------------------
       Foreign currency (Note A)                                                        2                  --                  --
       ==========================================================================================================================
Net gain (loss) on investments                                                     (2,506)                 --                 547
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $     8,332         $     4,213         $     1,774
=================================================================================================================================

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 CASH RESERVES
                                                                        ------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            YEAR
                                                                                        ENDED
                                                                                      OCTOBER 31,
(000'S OMITTED)                                                                 2002              2001
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                            $     13,552      $     69,732
Net realized gain (loss) on investments                                           (1)              128
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments               --                --
======================================================================================================
Net increase (decrease) in net assets resulting from operations               13,551            69,860
======================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):
NET INVESTMENT INCOME:
Investor Class                                                               (13,552)          (69,732)
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                  (103)               --
======================================================================================================
Total distributions to shareholders                                          (13,655)          (69,732)
======================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE E):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                               994,396         2,198,915
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 8,442            69,432
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                            (1,276,724)       (2,477,267)
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH
REORGANIZATIONS:
Investor Class                                                                    --                --
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
======================================================================================================
Net increase (decrease) from Fund share transactions                        (273,886)         (208,920)
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                       (273,990)         (208,792)
NET ASSETS:
Beginning of period                                                        1,115,995         1,324,787
======================================================================================================
End of period                                                           $    842,005      $  1,115,995
======================================================================================================
Undistributed (distributions in excess of) net investment
income (loss) at end of period                                          $         --      $         --
======================================================================================================

                                       50

                                                                             GOVERNMENT MONEY FUND
                                                                        ------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            YEAR
                                                                                        ENDED
                                                                                      OCTOBER 31,
(000'S OMITTED)                                                                 2002              2001
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                            $     17,332      $     16,391
Net realized gain (loss) on investments                                            6                 7
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments               --                --
======================================================================================================
Net increase (decrease) in net assets resulting from operations               17,338            16,398
======================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):

NET INVESTMENT INCOME:
Investor Class                                                               (17,332)          (16,391)
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                    (4)               --
======================================================================================================
Total distributions to shareholders                                          (17,336)          (16,391)
======================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE E):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                             1,764,813           950,090
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 7,488            16,264
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                              (999,040)         (698,268)
Trust Class                                                                       --                --
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH
 REORGANIZATIONS:
Investor Class                                                                    --                --
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
======================================================================================================
Net increase (decrease) from Fund share transactions                         773,261           268,086
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                        773,263           268,093

NET ASSETS:

Beginning of period                                                          571,892           303,799
======================================================================================================
End of period                                                           $  1,345,155      $    571,892
======================================================================================================
Undistributed (distributions in excess of) net investment
income (loss) at end of period                                          $         --      $         --
======================================================================================================


                                                                                      HIGH INCOME BOND FUND
                                                                        ------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                             TEN MONTHS                       YEAR
                                                                               ENDED                      ENDED
                                                                         OCTOBER 31,                   DECEMBER 31,
(000'S OMITTED)                                                                 2002              2001              2000
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                            $      6,735      $      6,654      $      6,166
Net realized gain (loss) on investments                                       (3,296)             (655)           (3,619)
------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments              735             1,362             1,173
========================================================================================================================
Net increase (decrease) in net assets resulting from operations                4,174             7,361             3,720
========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):

NET INVESTMENT INCOME:
Investor Class                                                                (1,399)               --                --
Trust Class                                                                       --                --                --
------------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                (3,800)           (5,505)           (5,446)
Retail Shares                                                                 (1,653)             (816)             (472)
------------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                     (10)             (348)             (277)
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                    --                --                --
========================================================================================================================
Total distributions to shareholders                                           (6,862)           (6,669)           (6,195)
========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE E):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                                31,636                --                --
Trust Class                                                                       --                --                --
------------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                29,531            32,338            20,616
Retail Shares                                                                 36,907            20,652             2,085
------------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                     732             1,851               819
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 1,267                --                --
Trust Class                                                                       --                --                --
------------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                 3,033             4,219             4,019
Retail Shares                                                                  1,587               782               448
------------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                       9               347               278
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                               (14,968)               --                --
Trust Class                                                                       --                --                --
------------------------------------------------------------------------------------------------------------------------
Premier Shares                                                               (63,221)           (4,693)          (28,440)
Retail Shares                                                                (15,350)           (4,627)           (2,580)
------------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                  (6,777)             (364)             (866)
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH
REORGANIZATIONS:
Investor Class                                                               140,460                --                --
Premier Shares                                                               (67,762)               --                --
Retail Shares                                                                (46,776)               --                --
========================================================================================================================
Net increase (decrease) from Fund share transactions                          30,308            50,505            (3,621)
========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         27,620            51,197            (6,096)

NET ASSETS:
Beginning of period                                                          120,996            69,799            75,895
========================================================================================================================
End of period                                                           $    148,616      $    120,996      $     69,799
========================================================================================================================
Undistributed (distributions in excess of) net investment
income (loss) at end of period                                          $       (118)     $         --      $         (4)
========================================================================================================================


                                                                          LIMITED MATURITY BOND FUND
                                                                        -------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            YEAR
                                                                                        ENDED
                                                                                      OCTOBER 31,
(000'S OMITTED)                                                                 2002              2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                            $     10,838      $     12,488
Net realized gain (loss) on investments                                        1,415              (480)
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           (3,921)           10,588
======================================================================================================
Net increase (decrease) in net assets resulting from operations                8,332            22,596
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):

NET INVESTMENT INCOME:
Investor Class                                                                (9,622)          (10,636)
Trust Class                                                                   (1,853)           (1,852)
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                    --                --
======================================================================================================
Total distributions to shareholders                                          (11,475)          (12,488)
======================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE E):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                               255,373           104,009
Trust Class                                                                   68,740            19,272
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                 8,890             9,447
Trust Class                                                                    1,811             1,851
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                              (246,170)          (85,155)
Trust Class                                                                  (65,231)          (11,395)
------------------------------------------------------------------------------------------------------
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                      --                --
VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH
REORGANIZATIONS:
Investor Class                                                                    --                --
Premier Shares                                                                    --                --
Retail Shares                                                                     --                --
======================================================================================================
Net increase (decrease) from Fund share transactions                          23,413            38,029
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                         20,270            48,137

NET ASSETS:
Beginning of period                                                          242,942           194,805
======================================================================================================
End of period                                                           $    263,212      $    242,942
======================================================================================================
Undistributed (distributions in excess of) net investment
income (loss) at end of period                                          $       (304)     $        (47)
======================================================================================================

See Notes to Financial Statements

                                                                                CASH RESERVES
                                                                           ------------------------
NEUBERGER BERMAN INCOME FUNDS                                                           YEAR
                                                                                       ENDED
                                                                                     OCTOBER 31,
(000'S OMITTED)                                                                  2002          2001
NUMBER OF FUND SHARES (NOTE E):

SOLD:
Investor Class                                                                994,396     2,198,915
Trust Class                                                                        --            --
---------------------------------------------------------------------------------------------------
Premier Shares                                                                     --            --
Retail Shares                                                                      --            --
---------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                       --            --
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                                  8,442        69,432
Trust Class                                                                        --            --
---------------------------------------------------------------------------------------------------
Premier Shares                                                                     --            --
Retail Shares                                                                      --            --
---------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                       --            --

REDEEMED:
Investor Class                                                             (1,276,724)   (2,477,267)
Trust Class                                                                        --            --
---------------------------------------------------------------------------------------------------
Premier Shares                                                                     --            --
Retail Shares                                                                      --            --
---------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                       --            --

NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                     --            --
Premier Shares                                                                     --            --
Retail Shares                                                                      --            --
===================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                (273,886)     (208,920)
===================================================================================================

                                       52

                                                                              GOVERNMENT MONEY FUND
                                                                           ----------------------------
NEUBERGER BERMAN INCOME FUNDS                                                              YEAR
                                                                                          ENDED
                                                                                       OCTOBER 31,
(000'S OMITTED)                                                                    2002            2001
NUMBER OF FUND SHARES (NOTE E):

SOLD:
Investor Class                                                                1,764,813         950,090
Trust Class                                                                          --              --
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                    7,488          16,264
Trust Class                                                                          --              --
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

REDEEMED:
Investor Class                                                                 (999,040)       (698,268)
Trust Class                                                                          --              --
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                       --              --
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
=======================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                   773,261         268,086
=======================================================================================================

                                                                                       HIGH INCOME BOND FUND
                                                                           --------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                TEN MONTHS                    YEAR
                                                                                  ENDED                   ENDED
                                                                            OCTOBER 31,                DECEMBER 31,
(000'S OMITTED)                                                                    2002            2001            2000
NUMBER OF FUND SHARES (NOTE E):

SOLD:
Investor Class                                                                    3,600              --              --
Trust Class                                                                          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                    3,335           3,568           2,276
Retail Shares                                                                     4,087           2,295             231
-----------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         81             204              90

ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                      143              --              --
Trust Class                                                                          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                      337             465             446
Retail Shares                                                                       179              87              50
-----------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                          1              39              31
REDEEMED:
Investor Class                                                                   (1,700)             --              --
Trust Class                                                                          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Premier Shares                                                                   (7,080)           (520)         (3,128)
Retail Shares                                                                    (1,725)           (513)           (287)
-----------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                       (695)            (41)            (95)

NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                   14,822              --              --
Premier Shares                                                                   (6,879)             --              --
Retail Shares                                                                    (5,075)             --              --
=======================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                     3,431           5,584            (386)
=======================================================================================================================

                                                                            LIMITED MATURITY BOND FUND
                                                                           ----------------------------
NEUBERGER BERMAN INCOME FUNDS                                                               YEAR
                                                                                           ENDED
                                                                                        OCTOBER 31,
(000'S OMITTED)                                                                    2002            2001
NUMBER OF FUND SHARES (NOTE E):

SOLD:
Investor Class                                                                   26,526          10,812
Trust Class                                                                       7,499           2,109
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                      923             986
Trust Class                                                                         197             202
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

REDEEMED:
Investor Class                                                                  (25,575)         (8,876)
Trust Class                                                                      (7,115)         (1,252)
-------------------------------------------------------------------------------------------------------
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
-------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                         --              --

NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                       --              --
Premier Shares                                                                       --              --
Retail Shares                                                                        --              --
=======================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                     2,455           3,981
=======================================================================================================

                                                                              MUNICIPAL MONEY FUND
                                                                          ---------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            YEAR
                                                                                        ENDED
                                                                                      OCTOBER 31,
(000'S OMITTED)                                                                   2002           2001
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                              $      4,213   $      9,130
Net realized gain (loss) on investments                                             --             --
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                 --             --
=====================================================================================================
Net increase (decrease) in net assets resulting from operations                  4,213          9,130
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):

NET INVESTMENT INCOME:
Investor Class                                                                  (4,213)        (9,130)
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                      --             --
=====================================================================================================
Total distributions to shareholders                                             (4,213)        (9,130)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE E):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                                 557,232        527,014
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                   1,807          9,073
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                (480,980)      (336,370)
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                      --             --
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
=====================================================================================================
Net increase (decrease) from Fund share transactions                            78,059        199,717
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                           78,059        199,717

NET ASSETS:
Beginning of period                                                            455,217        255,500
=====================================================================================================
End of period                                                             $    533,276   $    455,217
=====================================================================================================
Undistributed (distributions in excess of)
net investment income (loss) at end of period                             $          1   $          1
=====================================================================================================


                                                                           MUNICIPAL SECURITIES TRUST
                                                                          ---------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            YEAR
                                                                                        ENDED
                                                                                      OCTOBER 31,
(000'S OMITTED)                                                                   2002           2001
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                              $      1,227   $      1,199
Net realized gain (loss) on investments                                            293            215
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                254          1,469
=====================================================================================================
Net increase (decrease) in net assets resulting from operations                  1,774          2,883
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE E):

NET INVESTMENT INCOME:
Investor Class                                                                  (1,227)        (1,199)
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                      --             --
=====================================================================================================
Total distributions to shareholders                                             (1,227)        (1,199)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE E):

PROCEEDS FROM SHARES SOLD:
Investor Class                                                                  17,512          8,156
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                   1,070            998
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                 (14,044)        (6,722)
Trust Class                                                                         --             --
-----------------------------------------------------------------------------------------------------
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
-----------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                                        --             --

VALUE OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH REORGANIZATIONS:
Investor Class                                                                      --             --
Premier Shares                                                                      --             --
Retail Shares                                                                       --             --
=====================================================================================================
Net increase (decrease) from Fund share transactions                             4,538          2,432
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                            5,085          4,116

NET ASSETS:
Beginning of period                                                             32,801         28,685
=====================================================================================================
End of period                                                             $     37,886   $     32,801
=====================================================================================================
Undistributed (distributions in excess of)
net investment income (loss) at end of period                             $         --   $         --
=====================================================================================================

See Notes to Financial Statements

                                                               MUNICIPAL MONEY FUND       MUNICIPAL SECURITIES TRUST
                                                           ---------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                           YEAR                            YEAR
                                                                       ENDED                           ENDED
                                                                     OCTOBER 31,                     OCTOBER 31,
(000'S OMITTED)                                                  2002          2001              2002          2001
NUMBER OF FUND SHARES (NOTE E):

SOLD:

Investor Class                                                557,232       527,014             1,513           716
Trust Class                                                        --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Premier Shares                                                     --            --                --            --
Retail Shares                                                      --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                       --            --                --            --

ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:

Investor Class                                                  1,807         9,073                92            88
Trust Class                                                        --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Premier Shares                                                     --            --                --            --
Retail Shares                                                      --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                       --            --                --            --

REDEEMED:
Investor Class                                               (480,980)     (336,370)           (1,216)         (591)
Trust Class                                                        --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Premier Shares                                                     --            --                --            --
Retail Shares                                                      --            --                --            --
-------------------------------------------------------------------------------------------------------------------
Group Retirement Plan Shares                                       --            --                --            --

NUMBER OF SHARES ISSUED (REDEEMED) IN CONNECTION WITH
REORGANIZATIONS:
Investor Class                                                     --            --                --            --
Premier Shares                                                     --            --                --            --
Retail Shares                                                      --            --                --            --
===================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                  78,059       199,717               389           213
===================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Income Funds

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and one offers Trust Class shares. The Investor Class of High Income had no operations until September 7, 2002 other than matters relating to its organization and registration of its shares under the 1933 Act. On September 6, 2002 the Lipper High Income Bond Fund ("Lipper High Income") and Neuberger Berman High Yield Bond Fund ("NB High Yield") merged with High Income (see Note E). The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At October 31, 2002, the capital loss carryforwards for each Fund were as follows:

                                                EXPIRING IN:
                                                          2003             2004         2005          2006           2007
     Cash Reserves                              $           --   $           --  $        --  $         --   $         --
     High Income(1)                                         --               --       42,133     2,646,308      5,308,350
     Limited Maturity(2)                             4,380,183        1,656,586    1,100,286     4,035,877      5,146,514
     Municipal Money                                        --               --           --            --             --

                                                EXPIRING IN:
                                                        2008           2009           2010
     Cash Reserves                              $         --   $         --   $        842
     High Income(1)                                5,123,202      2,182,233      3,608,017
     Limited Maturity(2)                           7,177,986        456,883             --
     Municipal Money                                   6,744             --             --

     (1) The capital loss carryforwards shown above for High Income include $42,133, $1,206,076, $4,142,445, $2,021,774, and $923,187 expiring in
          2005, 2006, 2007, 2008, and 2009, respectively, which were acquired on September 6, 2002 in the High Income Merger (See Note E). The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown for Limited Maturity, $2,979,971 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

     Prior to September 6, 2002, Lipper High Income distributed substantially all of its net investment income monthly and net realized capital gains, if any, annually.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

     The tax character of distributions paid during the periods ended October 31, 2002 and 2001 were as follows:

     DISTRIBUTIONS PAID FROM:

                                                                           TAX-EXEMPT
                                          TAXABLE INCOME                     INCOME                          TOTAL
                                       2002            2001            2002            2001            2002           2001
     Cash Reserves                $   13,654,658  $   69,731,758   $          --   $          --  $  13,654,658  $   69,731,758
     Government Money                 17,335,773      16,390,608              --              --     17,335,773      16,390,608
     High Income                       6,861,462       6,668,905              --              --      6,861,462       6,668,905
     Limited Maturity                 11,475,249      11,989,700              --              --     11,475,249      11,989,700
     Municipal Money                          --              --       4,213,462       9,130,118      4,213,462       9,130,118
     Municipal Securities Trust            3,663           3,598       1,223,734       1,195,792      1,227,397       1,199,390

     As of October 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     UNDISTRIBUTED   UNDISTRIBUTED     UNDISTRIBUTED         UNREALIZED
                                          ORDINARY      TAX-EXEMPT         LONG-TERM       APPRECIATION
                                            INCOME          INCOME              GAIN     (DEPRECIATION)
     Cash Reserves                    $    651,577   $          --   $            --   $             --
     Government Money                    1,408,398              --                --                 --
     High Income                            93,411              --                --            581,476
     Limited Maturity                      243,603              --                --          4,012,002
     Municipal Money                            --         463,085                --                 --
     Municipal Securities Trust                 --          11,396           199,697          1,926,262

                                                   LOSS
                                          CARRYFORWARDS
                                          AND DEFERRALS              TOTAL
     Cash Reserves                      $          (842)   $       650,735
     Government Money                                --          1,408,398
     High Income                            (18,910,243)       (18,235,356)
     Limited Maturity                       (23,954,315)       (19,698,710)
     Municipal Money                             (6,744)           456,341
     Municipal Securities Trust                      --          2,137,355

     The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, foreign bond bifurcation, reclass of gain/loss to income on pay-down securities, and timing differences of dividend payments.

7 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2002, High Income, Limited Maturity, and Municipal Securities Trust did not enter into any financial futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: Government Money entered into a Securities Lending Agreement ("Agreement") with Deutsche Bank AG ("Deutsche") on April 3, 2001. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom Government Money makes security loans. Government Money will not lend securities on terms which would prevent it from qualifying as a regulated investment company. Deutsche, on behalf of Government Money, invests the cash collateral, which is equal to at least 100% of the market value of the loaned securities, in various securities, pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment, if any, is reflected in the Statements of Operations under the caption Interest income.

     During the year ended October 31, 2002, Government Money did not lend any of its securities.

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 ADOPTION OF NEW ACCOUNTING STANDARDS: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, Limited Maturity recorded cumulative effect adjustments to reflect the amortization of premiums. The cumulative effect resulted in a decrease to undistributed net investment income (loss) of $629,111 for Limited Maturity and a corresponding increase to net unrealized appreciation (depreciation) in value of investments as of November 1, 2001. The current year impact for High Income decreased net investment income by $140,973, increased unrealized appreciation (depreciation) in value of investments by $142,652, and decreased net realized gain (loss) on investment securities sold by $1,679, and therefore did not impact total net assets. The current year impact for Limited Maturity decreased net investment income by $636,764, decreased unrealized appreciation (depreciation) in value of investments by $137,228, and increased net realized gain (loss) on investment securities sold by $773,992, and therefore did not impact total net assets.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

     Lipper & Company, L.L.C. ("Lipper") acted as the investment adviser to Lipper High Income from its inception through September 6, 2002, and was paid a management fee at the annual rate of 0.75% of its average daily net assets.

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets.

     Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     ALPS Mutual Funds Services, Inc. served as the administrator to Lipper High Income from April 27, 2002 through September 6, 2002, and was paid an administration fee at the monthly rate of $28,000 allocated on the basis of relative net assets among the three funds comprising The Lipper Funds, Inc. Lipper High Income's proportionate share amounted to $140,669. J.P. Morgan Investor Services Co. served as the administrator to Lipper High Income from its inception through April 26, 2002, and was paid an administration fee at the annual rate of 0.20% of the first $200 million of the fund's average daily net assets, 0.10% of the next $200 million, and 0.05% of average daily net assets in excess of $400 million, subject to a minimum annual fee of $70,000, which amounted to $75,738.

     Lipper & Company, L.P. served as Lipper High Income Retail Shares' distributor from its inception through September 6, 2002, and was paid a fee at the annual rate of 0.25% of the average daily net assets of the Lipper High Income's Retail Shares for distribution services rendered.

     Lipper & Company, L.P. served as Lipper High Income Group Retirement Plan Shares' shareholder servicing agent from its inception through the class' discontinuation on March 1, 2002 (see Note E), and was paid a fee at the annual rate of 0.25% of the average daily net assets of the Lipper High Income's Group Retirement Plan Shares for shareholder support services rendered.

     Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:


REIMBURSEMENT
                                                                                                           FROM
MANAGEMENT FOR THE
                                                     EXPENSE    CONTRACTUAL/VOLUNTARY
PERIOD ENDED
                   CLASS                       LIMITATION(1)                               EXPIRATION(2)          OCTOBER
31, 2002
     Cash Reserves Investor Class                    0.65%           Contractual                12/31/04        $          0
     Government Money Fund Investor
     Class                                           0.45%             Voluntary                      --           1,030,976
     High Income Bond Fund Investor
     Class                                           1.00%           Contractual                10/31/05             353,358
     Limited Maturity Bond Fund
     Investor Class                                  0.70%           Contractual                12/31/04              68,388
     Limited Maturity Bond Fund Trust
     Class                                           0.80%           Contractual                12/31/04              50,425
     Municipal Securities Trust Investor
     Class                                           0.65%           Contractual                12/31/04             150,078

     (1) Expense limitation per annum of the respective class' average daily net assets.

     (2) For Government Money, this undertaking is subject to termination by Management without written notice to the Fund.

     Through September 6, 2002, Lipper agreed to voluntarily waive fees and reimburse expenses of Lipper High Income to the extent necessary to maintain an annual operating expense ratio to net assets of not more than 1.00% for the Lipper High Income Premier Shares, and 1.25% for the Lipper High Income Retail Shares and Group Retirement Plan Shares. For the period ended September 6, 2002, such excess expenses amounted to $223,815, $127,638, and $370, respectively.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2002, there was no reimbursement to Management. At October 31, 2002, contingent liabilities to Management under the agreement were as follows:

     Cash Reserves Investor Class                   $         0
     High Income Bond Fund Investor Class                 1,904
     Limited Maturity Bond Fund Investor Class           37,633
     Limited Maturity Bond Fund Trust Class              34,703
     Municipal Securities Trust Investor Class          109,936

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,677, $7,947, $78, $931, $3,089 and $873 for Cash Reserves, Government
     Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2002, there were purchase and sale transactions (excluding short-term securities and foreign currency contracts) as follows:

                                              PURCHASES              SALES
     High Income                        $   101,703,000     $  100,922,000
     Limited Maturity                       331,081,000        322,286,000
     Municipal Securities Trust               8,192,000          5,480,000

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

     During the year ended October 31, 2002, Limited Maturity paid brokerage commissions on securities transactions of $84, of which Neuberger received $0, and other brokers received $84.

     NOTE D--LINE OF CREDIT:

     At October 31, 2002, High Income and Limited Maturity were two participants in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2002. During the year ended October 31, 2002, High Income and Limited Maturity did not utilize this line of credit.

     From February 4, 2002 through September 6, 2002, Lipper High Income had an uncommitted line of credit with Custodial Trust Company to meet temporary cash needs. Prior to February 4, 2002, Lipper High Income had a $20,000,000 line of credit with JPMorgan Chase Bank to meet temporary cash needs. Lipper High Income paid a commitment fee for both lines of credit.

     NOTE E--MERGERS AND REORGANIZATIONS:

1 HIGH INCOME MERGER: After the close of business on September 6, 2002, High Income acquired all of the assets and assumed all of the liabilities of Lipper High Income, a multi class Maryland corporation which commenced operations on April 1, 1996 as a diversified, open-end management investment company and NB High Yield, another series of the Trust which commenced operations on March 3, 1998 as a diversified, open-end management investment company. The reorganizations were accomplished by a tax-free exchange of 14,821,844 shares of High Income (valued at $131,737,824) for the assets and liabilities of Lipper High Income Bond Fund Premier Shares, the assets and liabilities of Lipper High Income Bond Fund Retail Shares, and the assets and liabilities of NB High Yield. The aggregate net assets of Lipper High Income Bond Fund Premier Shares, Lipper High Income Bond Fund Retail Shares, and NB High Yield immediately before the reorganizations were $61,142,779, $44,672,815, and $25,922,230, respectively, resulting in aggregate net assets of $131,737,824 immediately after the reorganizations.

     The acquisitions were treated as tax-free reorganizations and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisitions was treated as non-taxable by Lipper High Income and NB High Yield. As such, High Income's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net unrealized appreciation (depreciation) as of

     September 6, 2002, was $904,655 and ($190,463), for Lipper High Income and NB High Yield, respectively. Based upon the relevant factors, the Premier Share class of Lipper High Income was determined to be the accounting survivor following the mergers. As such, the financial results of Lipper High Income and the financial highlights of Lipper High Income Premier Shares prior to the merger date are presented in the statements of operations, changes in net assets and financial highlights of High Income. Effective with the mergers, the Retail Share class of Lipper High Income and the Investor Class of NB High Yield ceased to exist and therefore the financial highlights of the Lipper High Income Retail Shares and NB High Yield Investor Class prior to the merger date are no longer presented. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

     Lipper High Income charged a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 30 days or less of the purchase date. For the period ended October 31, 2002, there were no redemption fees paid to the fund.

     Costs incurred by Lipper High Income in connection with its organization were deferred and amortized on a straight-line basis over a five-year period. As of the merger date, the balance of such expenses had been completely amortized.

     Effective March 1, 2002, Lipper High Income discontinued the Group Retirement Plan shares. Group Retirement Plan shareholders were asked to redeem their shares and purchase either Premier Shares or Retail Shares, as applicable.

2    CONVERSION FROM "MASTER-FEEDER" STRUCTURE TO MULTIPLE CLASS STRUCTURE:
     Through the close of business on February 9, 2001, each Fund (except High Income) was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund (except High Income) invested its assets in a corresponding Portfolio of Income Managers Trust sponsored by Management, having the same investment objective and policies as the respective Fund. In addition, for Limited Maturity, another regulated investment company sponsored by Management simultaneously invested in its Portfolio.

     After the close of business on February 9, 2001, in a tax-free reorganization, each Fund (except High Income) redeemed its interest, in-kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Limited Maturity also created Trust Class shares, which were exchanged for assets of a separate series of Neuberger Berman Income Trust, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds. For Limited Maturity, the reorganization is accounted for by combining the net assets and results of operations of the other former feeder contributing to the master portfolio as a new class, which along with the Investor Class, constitutes the Fund.

     Immediately following the reorganization, the investment objectives, policies and limitations of each Fund (except High Income) were identical to those of its corresponding Portfolio under the prior master-feeder structure (except as approved by shareholders), and the shareholders' indirect interest in the assets of each corresponding Portfolio did not change as a result of this reorganization.

FINANCIAL HIGHLIGHTS Cash Reserves

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                               YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------------
                                                           2002           2001           2000           1999          1998
Net Asset Value, Beginning of Year                 $     1.0001   $     1.0000   $     1.0000  $      1.0000  $     1.0000
                                                   ------------   ------------   ------------  -------------  ------------
Income From Investment Operations
Net Investment Income (Loss)                              .0154          .0440          .0562          .0453         .0499
Net Gains or Losses On Securities                        (.0000)         .0001             --             --            --
                                                   ------------   ------------   ------------  -------------  ------------
Total From Investment Operations                          .0154          .0441          .0562          .0453         .0499
                                                   ------------   ------------   ------------  -------------  ------------

Less Distributions
From Net Investment Income                               (.0154)        (.0440)        (.0562)        (.0453)
(.0499)
From Net Capital Gains                                   (.0001)            --             --             --            --
                                                   ------------   ------------   ------------  -------------  ------------
Total Distributions                                      (.0155)        (.0440)        (.0562)        (.0453)       (.0499)
                                                   ------------   ------------   ------------  -------------  ------------
Net Asset Value, End of Year                       $     1.0000   $     1.0001   $     1.0000  $      1.0000  $     1.0000
                                                   ------------   ------------   ------------  -------------  ------------
Total Return++                                            +1.56%         +4.49%         +5.76%         +4.63%        +5.10%

Ratios/supplemental Data
Net Assets, End of Year (In Millions)              $      842.0   $    1,116.0   $    1,324.8  $     1,104.2  $    1,024.6
Ratio of Gross Expenses to Average Net Assets#              .60%           .55%           .60%           .61%          .64%
Ratio of Net Expenses to Average Net Assets                 .60%           .55%           .60%           .61%          .63%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                     1.54%          4.59%          5.61%          4.55%         5.00%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Government Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                         YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
                                                         2002         2001        2000        1999        1998
Net Asset Value, Beginning of Year                 $   1.0000   $   1.0000  $   1.0000  $   1.0001   $  1.0000

Income From Investment Operations
Net Investment Income (Loss)                            .0149        .0423       .0509       .0406       .0459
Net Gains or Losses On Securities                       .0000           --          --          --       .0001
                                                   ----------   ----------  ----------  ----------   ---------

Total From Investment Operations                        .0149        .0423       .0509       .0406       .0460
                                                   ----------   ----------  ----------  ----------   ---------
Less Distributions
From Net Investment Income                             (.0149)      (.0423)     (.0509)     (.0406)     (.0459)
From Net Capital Gains                                 (.0000)          --          --      (.0001)         --
                                                   ----------   ----------  ----------  ----------   ---------
Total Distributions                                    (.0149)      (.0423)     (.0509)     (.0407)     (.0459)
                                                   ----------   ----------  ----------  ----------   ---------
Net Asset Value, End of Year                       $   1.0000   $   1.0000  $   1.0000  $   1.0000   $  1.0001
                                                   ----------   ----------  ----------  ----------   ---------
Total Return++                                          +1.50%       +4.31%      +5.22%      +4.14%      +4.69%

Ratios/supplemental Data
Net Assets, End of Year (In Millions)              $  1,345.2   $    571.9  $    303.8  $    653.4   $   367.6
Ratio of Gross Expenses to Average Net Assets#            .47%         .59%        .67%        .60%        .64%
Ratio of Net Expenses to Average Net Assets               .47%++       .59%        .67%        .60%        .63%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                   1.45%        3.92%       4.99%       4.08%       4.61%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

                                                 TEN MONTHS ENDED
INVESTOR CLASS^                                       OCTOBER 31,                  YEAR ENDED DECEMBER 31,
                                                 ----------------      ------------------------------------------------
                                                          2002(L)         2001      2000      1999      1998       1997
Net Asset Value, Beginning of Period                    $    9.03      $  8.90   $  9.22   $  9.57   $ 10.11   $  10.18
                                                        ---------      -------   -------   -------   -------   --------

Income From Investment Operations
Net Investment Income (Loss)                                  .52(Y)       .69       .75       .74       .84        .91
Net Gains or Losses on Securities
  (both realized and unrealized)                             (.21)(Y)      .12      (.33)     (.35)     (.48)       .19
                                                        ---------      -------   -------   -------   -------   --------
Total From Investment Operations                              .31          .81       .42       .39       .36       1.10
                                                        ---------      -------   -------   -------   -------   --------
Less Distributions
From Net Investment Income                                   (.53)        (.68)     (.74)     (.74)     (.86)      (.91)
In Excess of Net Investment Income                             --           --        --        --      (.00)        --
From Net Capital Gains                                         --           --        --        --      (.04)      (.26)
                                                        ---------      -------   -------   -------   -------   --------
Total Distributions                                          (.53)        (.68)     (.74)     (.74)     (.90)     (1.17)
                                                        ---------      -------   -------   -------   -------   --------
Net Asset Value, End of Period                          $    8.81      $  9.03   $  8.90   $  9.22   $  9.57   $  10.11
                                                        ---------      -------   -------   -------   -------   --------
Total Return++                                              +3.52%**     +9.27%    +4.81%    +4.20%    +3.61%    +11.22%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                 $   148.6      $  92.8   $  60.3   $  66.2   $  85.7   $   85.2
Ratio of Gross Expenses to Average Net Assets#               1.00%*       1.00%     1.00%     1.00%     1.00%      1.00%
Ratio of Net Expenses to Average Net Assets++                1.00%*       1.00%     1.00%     1.00%     1.00%      1.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                     6.96%*(Y)    7.54%     8.15%     7.72%     8.50%      8.58%
Portfolio Turnover Rate                                        95%++++      85%       63%      103%      110%       105%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Limited Maturity Bond Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+                                                         YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------
                                                            2002          2001      2000      1999      1998
Net Asset Value, Beginning of Year                      $   9.78       $  9.31   $  9.51   $  9.91   $ 10.03
                                                        --------       -------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 .43(Y)        .58       .61       .59       .60
Net Gains or Losses on Securities
  (both realized and unrealized)                            (.11)##(Y)     .47      (.20)     (.40)     (.12)
                                                        --------       -------   -------   -------   -------
Total From Investment Operations                             .32          1.05       .41       .19       .48
                                                        --------       -------   -------   -------   -------

Less Distributions
From Net Investment Income                                  (.45)         (.58)     (.58)     (.59)     (.60)
Tax Return of Capital                                         --            --      (.03)       --        --
                                                        --------       -------   -------   -------   -------
Total Distributions                                         (.45)         (.58)     (.61)     (.59)     (.60)
                                                        --------       -------   -------   -------   -------
Net Asset Value, End of Year                            $   9.65       $  9.78   $  9.31   $  9.51   $  9.91
                                                        --------       -------   -------   -------   -------
Total Return++                                             +3.42%       +11.62%    +4.47%    +1.98%    +4.92%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                   $  220.3       $ 204.8   $ 167.9   $ 227.0   $ 295.2
Ratio of Gross Expenses to Average Net Assets#               .70%          .70%      .70%      .70%      .71%
Ratio of Net Expenses to Average Net Assets++                .70%          .70%      .70%      .70%      .70%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                     4.44%(Y)      6.05%     6.43%     5.98%     6.03%
Portfolio Turnover Rate                                      140%          147%      105%      102%       44%

TRUST CLASS+                                                            YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------
                                                            2002          2001      2000      1999      1998
Net Asset Value, Beginning of Year                      $   9.32       $  8.88   $  9.06   $  9.45   $  9.57
                                                        --------       -------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 .40(Y)        .55       .57       .56       .57
Net Gains or Losses on Securities
  (both realized and unrealized)                            (.10)##(Y)     .44      (.18)     (.39)     (.12)
                                                        --------       -------   -------   -------   -------
Total From Investment Operations                             .30           .99       .39       .17       .45
                                                        --------       -------   -------   -------   -------

Less Distributions
From Net Investment Income                                  (.42)         (.55)     (.54)     (.55)     (.57)
In Excess of Net Investment Income                            --            --        --      (.01)       --
Tax Return of Capital                                         --            --      (.03)       --        --
                                                        --------       -------   -------   -------   -------
Total Distributions                                         (.42)         (.55)     (.57)     (.56)     (.57)
                                                        --------       -------   -------   -------   -------
Net Asset Value, End of Year                            $   9.20       $  9.32   $  8.88   $  9.06   $  9.45
                                                        --------       -------   -------   -------   -------
Total Return++                                             +3.35%       +11.41%    +4.50%    +1.86%    +4.79%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                   $   42.9       $  38.1   $  26.9   $  41.5   $  60.4
Ratio of Gross Expenses to Average Net Assets#               .80%          .80%      .80%      .81%      .80%
Ratio of Net Expenses to Average Net Assets++                .80%          .80%      .80%      .80%      .80%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                     4.31%(Y)      5.95%     6.34%     5.87%     5.94%
Portfolio Turnover Rate                                      140%          147%      105%      102%       44%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                         YEAR ENDED OCTOBER 31,
                                                            2002        2001       2000       1999       1998
Net Asset Value, Beginning of Year                      $  .9998    $  .9997   $  .9998   $  .9997   $  .9994
                                                        --------    --------   --------   --------   --------

Income From Investment Operations
Net Investment Income (Loss)                               .0092       .0269      .0336      .0256      .0288
Net Gains or Losses on Securities                             --       .0001##       --      .0001      .0003
                                                        --------    --------   --------   --------   --------
Total From Investment Operations                           .0092       .0270      .0336      .0257      .0291
                                                        --------    --------   --------   --------   --------

Less Distributions
From Net Investment Income                                (.0092)     (.0269)    (.0336)    (.0256)    (.0288)
From Net Capital Gains                                        --          --     (.0001)        --         --
                                                        --------    --------   --------   --------   --------
Total Distributions                                       (.0092)     (.0269)    (.0337)    (.0256)    (.0288)
                                                        --------    --------   --------   --------   --------
Net Asset Value, End of Year                            $  .9998    $  .9998   $  .9997   $  .9998   $  .9997
                                                        --------    --------   --------   --------   --------
Total Return++                                              +.93%      +2.72%     +3.41%     +2.59%     +2.92%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                   $  533.3    $  455.2   $  255.5   $  293.8   $  221.5
Ratio of Gross Expenses to Average Net Assets#               .62%        .61%       .68%       .68%       .72%
Ratio of Net Expenses to Average Net Assets                  .62%        .60%       .67%       .67%       .71%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                     .92%       2.60%      3.33%      2.58%      2.88%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+                                                   YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------
                                                           2002     2001     2000     1999     1998
Net Asset Value, Beginning of Year                      $ 11.62  $ 11.00  $ 10.78  $ 11.34  $ 11.02
                                                        -------  -------  -------  -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                .43      .45      .46      .45      .46
Net Gains or Losses on Securities
  (both realized and unrealized)                            .18      .62      .22     (.56)     .32
                                                        -------  -------  -------  -------  -------
Total From Investment Operations                            .61     1.07      .68     (.11)     .78
                                                        -------  -------  -------  -------  -------

Less Distributions
From Net Investment Income                                 (.43)    (.45)    (.46)    (.45)    (.46)
                                                        -------  -------  -------  -------  -------
Net Asset Value, End of Year                            $ 11.80  $ 11.62  $ 11.00  $ 10.78  $ 11.34
                                                        -------  -------  -------  -------  -------
Total Return++                                            +5.35%   +9.89%   +6.46%   -1.03%   +7.22%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                   $  37.9  $  32.8  $  28.7  $  35.0  $  40.1
Ratio of Gross Expenses to Average Net Assets#              .65%     .66%     .66%     .66%     .66%
Ratio of Net Expenses to Average Net Assets++               .65%     .65%     .65%     .65%     .65%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               3.67%    3.96%    4.22%    4.03%    4.13%
Portfolio Turnover Rate                                      17%      26%      37%      17%      24%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Funds

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

+++ After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                    YEAR ENDED OCTOBER 31,
                                                           2002     2001     2000     1999     1998
Government Money Fund Investor Class                        .55%      --       --       --       --
Limited Maturity Bond Fund Investor Class                   .73%     .74%     .76%     .72%     .75%
Limited Maturity Bond Fund Trust Class                      .92%    1.01%    1.26%    1.12%    1.22%
Municipal Securities Trust Investor Class                  1.10%    1.07%    1.22%    1.07%    1.11%

                                               TEN MONTHS ENDED
                                                    OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                                           2002     2001     2000     1999     1998   1997
High Income Bond Fund Investor Class                       1.31%    1.15%    1.18%    1.15%    1.15%  1.16%

++++ Portfolio turnover excludes purchases and sales of securities by High Yield prior to the merger date (see Note E of Notes to Financial Statements).
*    Annualized.
**   Not annualized.
@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.
(L) Effective after the close of business on September 6, 2002, Neuberger Berman Management Inc. succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

(Y) With the adoption of the Guide, net investment income (loss) per share decreased by $.01, $.02 and $.02, net gains or losses on securities increased by $.01, $.02 and $.02, and the ratio of net investment income
     (loss) to average net assets decreased by .19%, .26% and .26% for the Investor Class of High Income and the Investor and Trust Classes of Limited Maturity, respectively.

^ The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities"), six of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2002, and the related statements of operations for the year then ended for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities and the related statement of operations for the ten months then ended for High Income, the statement of changes in net assets for each of the two years in the period ended October 31, 2002 for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities and for the ten months ended October 31, 2002 for High Income, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the year ended December 31, 2001 and the statement of changes in net assets for each of the two years in the period ended December 31, 2001 and the financial highlights for each of the five years in the period ended December 31, 2001 for the Lipper High Income Bond Fund were audited by other auditors whose report, dated February 25, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2002, the results of their operations for the year then ended for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities and for the ten months then ended for High Income, the changes in their net assets for each of the two years in the period ended October 31, 2002 for Cash Reserves, Government Money, Limited Maturity, Municipal Money and Municipal Securities and for the ten months ended October 31, 2002 for High Income, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 6, 2002

                                               NEUBERGER BERMAN OCTOBER 31, 2002

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

TRUSTEES AND OFFICERS (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                               POSITION AND                                         FUND COMPLEX
                              LENGTH OF TIME                                         OVERSEEN BY   OTHER DIRECTORSHIPS
HELD OUTSIDE
  NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)          TRUSTEE         FUND COMPLEX BY
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John Cannon (72)            Trustee since       Retired. Formerly, Chairman and          33        Independent Trustee or Director
                             1994                Chief Investment Officer of                        of three series of Oppenheimer
                                                 CDC Capital Management                             Funds: Limited Term New York
                                                 (registered investment adviser)                    Municipal Fund, Rochester Fund
                                                 (1993-Jan. 1999).                                  Municipals, and Oppenheimer
                                                                                                    Convertible Securities Fund,
                                                                                                    1992 to present.
------------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (67)           Trustee since       Counsel to Carter, Ledyard &             33
                             2000                Milburn since October 2002;
                                                 prior thereto, Attorney at
                                                 Law and President, Faith
                                                 Colish, A Professional
                                                 Corporation; 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (69)       Trustee since       Consultant; Retired President            33
                             2000                and Trustee of Teachers
                                                 Insurance & Annuity (TIAA)
                                                 and College Retirement
                                                 Equities Fund (CREF).
------------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (65)         Trustee since       Consultant, C. A. Harvey                 33
                             2000                Associates, June 2001 to present;
                                                 Member, Individual Investors
                                                 Advisory Committee to the New
                                                 York Stock Exchange Board of
                                                 Directors, 1998 to present;
                                                 Secretary, Board of
                                                 Associates to The National
                                                 Rehabilitation Hospital's
                                                 Board of Directors; Director
                                                 of American Association of
                                                 Retired Persons (AARP), 1978
                                                 to December 2000; Member,
                                                 American Savings Education
                                                 Council's Policy Board
                                                 (ASEC), 1998-2000; Member,
                                                 Executive Committee, Crime
                                                 Prevention Coalition of
                                                 America, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

                                       74

                                               NEUBERGER BERMAN OCTOBER 31, 2002

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                               POSITION AND                                          FUND COMPLEX
                              LENGTH OF TIME                                          OVERSEEN BY   OTHER DIRECTORSHIPS
HELD OUTSIDE
  NAME, AGE, AND ADDRESS(1)     SERVED(2)           PRINCIPAL OCCUPATION(S)(3)          TRUSTEE         FUND COMPLEX BY
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (69)           Trustee since       Senior Vice President and Senior         33
                             1993                Counsel of Loews Corporation
                                                 (diversified financial
                                                 corporation) since May 2002;
                                                 prior thereto, General
                                                 Counsel of Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (75)       Trustee since       Professor of Finance and                 33        Director, Delaware Labs
                             1993                Economics at Stern School of                       (cosmetics), 1978 to present.
                                                 Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (65)       Trustee since       Retired. Formerly, Vice President        33        Director, State Theatre of
                             2000                and Special Counsel to WHX                         New Jersey (not-for-profit
                                                 Corporation (holding company);                     theater), 2000 to present;
                                                 1993-2001.                                         Formerly, Director of Kevlin
                                                                                                    Corporation (manufacturer of
                                                                                                    microwave and other products).
------------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since       Senior Vice President of                 33        Director, 92nd Street Y
                             2000                Burnham Securities Inc. (a                         (non-profit), 1967 to present;
                                                 registered broker-dealer)                          Formerly, Director, Cancer
                                                 since 1991.                                        Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (70)       Trustee since       Retired. Senior Vice President of        33        Director, Pro-Kids Golf and
                             1993                Foodmaker, Inc. (operator and                      Learning Academy (teach golf
                                                 franchiser of restaurants) until                   and computer usage to "at risk"
                                                 January 1997; Secretary of                         children), 1998 to present;
                                                 Foodmaker, Inc. until July 1996.                   Formerly, Director of Prandium,
                                                                                                    Inc. (restaurants).
------------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (71)      Trustee since       General Partner of Oxford                33        Formerly, Director of Capital
                             2000                Partners and Oxford Bioscience                     Cash Management Trust
                                                 Partners (venture capital                          (money market fund) and
                                                 partnerships) and President of                     Prime Cash Fund.
                                                 Oxford Venture Corporation
------------------------------------------------------------------------------------------------------------------------------------

                                       75

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                               POSITION AND                                          FUND COMPLEX
                              LENGTH OF TIME                                          OVERSEEN BY   OTHER DIRECTORSHIPS
HELD OUTSIDE
  NAME, AGE, AND ADDRESS(1)     SERVED(2)           PRINCIPAL OCCUPATION(S)(3)          TRUSTEE         FUND COMPLEX BY
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (52)        Trustee since       General Partner of Seip                  33        Director, H&R Block, Inc.
                             2000                Investments LP (a private                          (financial services company),
                                                 investment partnership);                           May 2001 to present;
Director,
                                                 President and CEO of                               General Magic (voice
                                                 Westaff, Inc. (temporary staffing),                recognition software),
                                                 May 2001 to January 2002;                          November 2001 to
present;
                                                 Senior Executive at the Charles                    Director, Forward
                                                 Schwab Corporation from 1983                       Management, Inc. (asset
                                                 to 1999; including Chief                           management), 2001 to present;
                                                 Executive Officer of Charles                       Member of the Board of
                                                 Schwab Investment                                  Directors of E-Finance
                                                 Management, Inc. and Trustee of                    Corporation (credit
                                                 Schwab Family of Funds and                         decisioning services), 1999 to
                                                 Schwab Investments from 1997                       present; Director,
                                                 to 1998; Executive Vice President-                 Save-Daily.com (micro
                                                 Retail Brokerage for Charles                       investing services), 1999 to
                                                 Schwab Investment Management                       present; Formerly, Director of
                                                 from 1994 to 1997.                                 Offroad Capital Inc.
                                                                                                    (pre-public internet
                                                                                                    commerce company).
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (55)    Trustee since       Private investor and consultant          33        Director, Providence
                             1993                specializing in the insurance                      Washington (property and
                                                 industry; Advisory Director of                     casualty insurance company),
                                                 Securitas Capital LLC (a global                    December 1998 to present;
                                                 private equity investment firm                     Director, Summit Global
                                                 dedicated to making investments                    Partners (insurance brokerage
                                                 in the insurance sector).                          firm), October 2000 to present.
------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (58)         Trustee since       Regional Manager for Atlanta             33
                             2000                Region, Ford Motor Credit
                                                 Company since August 1997;
                                                 prior thereto, President, Ford
                                                 Life Insurance Company,
                                                 April 1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (49)     President and       Executive Vice President and             33        Executive Vice President,
                             Trustee since       Chief Investment Officer of                        Chief Investment Officer and
                             2000                Neuberger Berman since 1999;                       Director of Neuberger
                                                 Executive Vice President and                       Berman Inc. (holding
                                                 Chief Investment Officer of                        company) since 1999;
                                                 NB Management from                                 Chairman since May 2000 and
                                                 November 1999 to May 2000;                         Director of NB Management
                                                 Vice President of NB                               since April 1996.
                                                 Management from 1990 until
                                                 1999; Partner or Principal of
                                                 Neuberger Berman from 1993.
------------------------------------------------------------------------------------------------------------------------------------

                                       76

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                               POSITION AND                                          FUND COMPLEX
                              LENGTH OF TIME                                          OVERSEEN BY   OTHER DIRECTORSHIPS
HELD OUTSIDE
  NAME, AGE, AND ADDRESS(1)      SERVED(2)          PRINCIPAL OCCUPATION(S)(3)          TRUSTEE         FUND COMPLEX BY
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (74)     Trustee since       Member, Investment Policy                33        Director of Legg Mason, Inc.
                             2000                Committee, Edward Jones,                           (financial services holding
                                                 1993-2001; President of the                        company), 1993 to present;
                                                 Securities Industry Association                    Director, Boston Financial
                                                 ("SIA") (securities industry's                     Group (real estate and tax
                                                 representative in government                       shelters), 1993-1999.
                                                 relations and regulatory
                                                 matters at the federal and
                                                 state levels) from 1974-1992;
                                                 Adviser to SIA from November
                                                 1992- November 1993.
------------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (43)      Chairman of the     Executive Vice President of              33        Executive Vice President and
                             Board, Chief        Neuberger Berman since 1999;                       Director of Neuberger
                             Executive Officer   Principal of Neuberger Berman                      Berman Inc. (holding
                             and Trustee         from 1997 until 1999; Senior                       company) since 1999;
                             since 2000;         Vice President of                                  President and Director of
                             President and       NB Management from 1996 until                      NB Management since 1999;
                             Chief Executive     1999; Director of Institutional                    Director and Vice President of
                             Officer from        Services of NB Management                          Neuberger & Berman Agency,
                             1998 to 2000.       from 1988 until 1996.                              Inc. since 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Mssrs. Cannon, Ehlers, Hirsch, Kavesh, Rulon, and Trapp and Ms. Harvey and Ms. Straight served as Trustees of other Neuberger Berman Funds before the boards were unified in 2000.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                             POSITION AND
    NAME, AGE, AND ADDRESS(1)          LENGTH OF TIME SERVED(2)                         PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------------------
  Claudia A. Brandon (46)          Secretary since 1985               Vice President of Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations of NB
                                                                      Management since 2000; Vice President of NB Management from
                                                                      1986 to 1999; Secretary of two other mutual funds for which
                                                                      NB Management acts as investment manager and administrator and of three other registered investment companies since
                                                                      2002.

  Robert Conti (46)                Vice President since 2000          Vice President of Neuberger Berman since 1999; Senior Vice
                                                                      President of NB Management since 2000; Controller of NB
                                                                      Management until 1996; Treasurer of NB Management from 1996 until 1999; Vice President of two other mutual funds for
                                                                      which NB Management acts as investment manager and
                                                                      administrator since 2000 and of three other registered
                                                                      investment companies since 2002.

  Stacy Cooper-Shugrue (39)        Assistant Secretary since 1990     Vice President-Mutual Fund Board Relations of NB Management
                                                                      since February 25, 2002; Employee of Neuberger Berman since
                                                                      1999; Assistant Vice President of NB Management from 1993 to
                                                                      1999; Assistant Secretary of two other mutual funds for
                                                                      which NB Management acts as investment manager and
                                                                      administrator and of three other registered investment
                                                                      companies since 2002.

  Brian J. Gaffney (49)            Vice President since 2000          Managing Director of Neuberger Berman since 1999; Senior
                                                                      Vice President of NB Management since 2000; Vice President of NB Management from 1997 until 1999; Vice President of two other mutual funds for which NB Management acts as investment manager and administrator since 2000 and of three other
                                                                      registered investment companies since 2002.

  Sheila R. James (37)             Assistant Secretary since 2002     Employee of Neuberger Berman since 1999; Employee of NB
                                                                      Management from 1991 to 1999; Assistant Secretary of six
                                                                      other registered investment companies for which NB Management acts as investment manager and administrator since 2002.

                                       78

                                             POSITION AND
    NAME, AGE, AND ADDRESS(1)          LENGTH OF TIME SERVED(2)                         PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------------------
  John M. McGovern (32)            Assistant Treasurer since 2002     Employee of NB Management since 1993; Assistant Treasurer of six other registered investment companies for which NB
                                                                      Management acts as investment manager and administrator
                                                                      since 2002.

  Barbara Muinos (43)              Treasurer and Principal Financial  Vice President of Neuberger Berman since 1999; Assistant and Accounting Officer since 2002; Vice President of NB Management from 1993 to 1999; Treasurer prior thereto, Assistant Treasurer and Principal Financial and Accounting Officer of six other
                                   since 1996                         registered investment companies for which NB Management acts as investment manager and administrator since 2002; Assistant
                                                                      Treasurer of three mutual funds for which NB Management acts as investment manager and administrator from 1996
until 2002.

  Frederic B. Soule (56)           Vice President since 2000          Vice President of Neuberger Berman since 1999; Vice President of NB Management from 1995 until 1999; Vice President of
                                                                      three mutual funds for which NB Management acts as
                                                                      investment manager and administrator since 2000 and of three other registered investment companies since 2002.

  Trani Wyman (33)                 Assistant Treasurer since 2002     Employee of NB Management since 1991; Assistant Treasurer of six other registered investment companies for which NB
                                                                      Management acts as investment manager and administrator
                                                                      since 2002.

-------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

TABLE OF COMPENSATION FOR FISCAL YEAR ENDED 10/31/02

                                                          AGGREGATE COMPENSATION
 NAME AND POSITION WITH THE TRUST                             FROM THE TRUST
--------------------------------------------------------------------------------
 John Cannon
 Trustee                                                       $ 18,648
--------------------------------------------------------------------------------
 Faith Colish
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Walter G. Ehlers
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 C. Anne Harvey
 Trustee                                                         16,774
--------------------------------------------------------------------------------
 Barry Hirsch
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Michael M. Kassen
 Trustee                                                              0
--------------------------------------------------------------------------------
 Robert A. Kavesh
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Howard A. Mileaf
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Edward I. O'Brien
 Trustee                                                         17,058
--------------------------------------------------------------------------------
 John P. Rosenthal
 Trustee                                                         17,058
--------------------------------------------------------------------------------
 William E. Rulon
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Cornelius T. Ryan
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Tom Decker Seip
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Gustave H. Shubert
 Trustee                                                          6,876
--------------------------------------------------------------------------------
 Candace L. Straight
 Trustee                                                         18,648
--------------------------------------------------------------------------------
 Peter E. Sundman
 Trustee                                                              0
--------------------------------------------------------------------------------
 Peter P. Trapp
 Trustee                                                         15,248
--------------------------------------------------------------------------------

                                               NEUBERGER BERMAN OCTOBER 31, 2002

NOTICE TO SHAREHOLDERS (UNAUDITED)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2002. This information should not be used to complete your tax returns.

                                                CALIFORNIA,
                                           CONNECTICUT, AND            ALL OTHER
NEUBERGER BERMAN                                   NEW YORK    MAINE      STATES
--------------------------------------------------------------------------------
GOVERNMENT MONEY FUND                                 100.0%   100.0%      100.0%
CASH RESERVES                                           0.0      8.4        18.8
LIMITED MATURITY BOND FUND                              0.0      5.6        12.4
HIGH INCOME BOND FUND                                   0.0      0.0         0.0

In January 2003 you will receive information to be used in filing your 2002 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 2002. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Municipal Securities Trust hereby designates $199,697 as a capital gain distribution.

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
www.nb.com


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[RECYCLE LOGO] B0778 12/02